UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Nabors Energy Transition Corp. II

(Name of Registrant as Specified in Its Charter)

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PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION, DATED JUNE 6, 2025
LETTER TO SHAREHOLDERS OF NABORS ENERGY TRANSITION CORP. II
515 West Greens Road, Suite 1200
Houston, TX 77067
Dear Nabors Energy Transition Corp. II Shareholder:
You are cordially invited to attend an extraordinary general meeting of Nabors Energy Transition Corp. II, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on         , 2025, at        , Central Time, at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002, and as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our currently effective Amended and Restated Memorandum and Articles of Association (the “A&R Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting the Company’s Chief Executive Officer at 515 West Greens Road, Suite 1200, Houston, Texas 77067 by 4:00 pm, Central Time, on          , 2025 (two business days prior to the initially scheduled meeting date). You can participate in the virtual Shareholder Meeting, vote and submit questions via live webcast by visiting         . Please see “Questions and Answers about the Shareholder Meeting — How do I attend the virtual Shareholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Shareholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Shareholder Meeting.
The accompanying notice of the Shareholder Meeting and proxy statement describe the business the Company will conduct at the Shareholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated            , 2025, and is expected to be first mailed or otherwise delivered to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To consider and vote upon a proposal to approve by special resolution, with effect from such date as determined by the Company’s board of directors (the “Board”) in their sole discretion, an amendment and restatement of the A&R Memorandum and Articles of Association to allow the Board, without another shareholder vote, to elect to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, involving the Company and one or more businesses or entities (an “initial business combination”) from July 18, 2025 (the “Current Termination Date”) up to twelve times for an additional one month each time (each such month, a “Monthly Extension Period”) to July 18, 2026 (or within 36 months from the consummation of the Company’s initial public offering (the “IPO”)) (the “Monthly Extension Option” and such proposal, the “Extension Amendment Proposal”).

The text of the special resolution is as follows:
“RESOLVED, as a special resolution, with effect from such date as may be determined by the Company’s board of directors in their sole discretion (such date being on or after the date of passing of this resolution), an amendment and restatement of the amended and restated memorandum and articles of association of the Company currently in effect by their deletion in their entity and the substitution in their place of the Second Amended and Restated Memorandum and Articles of Association annexed hereto.” A copy of the form of the proposed Second Amended and Restated Memorandum and Articles of Association, which we refer to as the “Articles Amendment,” is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Trust Amendment Proposal — To consider and vote upon a proposal to approve an amendment and restatement of the Investment Management Trust Agreement, dated as of July 13, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the Monthly Extension Option (the “Trust Amendment Proposal”). A copy of the form of the proposed Amended and Restated Investment Management Trust Agreement, which we refer to as the “Trust Amendment,” is set forth in Annex B to the accompanying proxy statement; and

3.
Proposal No. 3 — Adjournment Proposal —  To consider and vote upon a proposal to approve by ordinary resolution the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), and Class F ordinary shares, par value $0.0001 per share (the “Class F Ordinary Shares” and, collectively with the Class A Ordinary Shares and the Class B Ordinary Shares, the “Ordinary Shares”), in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal or if the Board otherwise determined before the Shareholder Meeting that additional time is necessary to effectuate the Extension or that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, collectively with the Extension Amendment Proposal and the Trust Amendment Proposal, the “Proposals”) in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

The text of the ordinary resolution is as follows:
“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that additional time is necessary to effectuate the Monthly Extension Option or that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Amendment Proposal.”
The Extension Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of the other. Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the previously announced proposed transactions (the “Business Combination”) contemplated by that certain Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement”), dated as of February 11, 2025, by and among the Company, e2Companies LLC, a Florida limited liability company (“e2”), and Liffey Merger Sub, LLC, a Delaware limited liability company, pursuant to which, amongst other things, e2 will become a wholly owned direct subsidiary of the Company. You are not being asked to vote on the Business Combination or any initial business combination at this time.
The A&R Memorandum and Articles of Association provides that the Company has until July 18, 2025 (or within 24 months after the consummation of the IPO) to complete its initial business combination. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to closing under the Business Combination Agreement, the Board believes that there may not be sufficient time on or before the Current Termination Date to complete the Business Combination. If the Business Combination is not completed before the Current Termination Date, and if the Current Termination Date is not extended, the Company would be precluded from completing the Business Combination and would be forced to liquidate. Accordingly, the Board has determined that it is in the best interests of the Company to seek an extension of the Current Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for a period of additional time to consummate the Business Combination.
The Company reserves the right at any time to cancel the Shareholder Meeting (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely) and to not submit the Extension Amendment Proposal or the Trust Amendment Proposal to its shareholders. In the event the Shareholder Meeting is cancelled (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely), and an initial business combination is not consummated on or before the Current Termination Date, the Company will dissolve and liquidate in accordance with the A&R Memorandum and Articles of Association.
As contemplated by the A&R Memorandum and Articles of Association, the holders of the Class A Ordinary Shares issued as part of the units sold in the IPO (the “Public Shares”) may elect to redeem all or a portion of their Public Shares (the “Redemptions”) in exchange for their pro rata portion of the funds held in the trust account (the “Trust Account”) established in connection with the IPO as of two business days prior to the Shareholder Meeting if the Articles Amendment is implemented, regardless of whether or how such public shareholders vote in regard to the Extension Amendment Proposal or the Trust Amendment Proposal.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders and the Articles Amendment is made effective, holders of Public Shares remaining after the Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination or, if the Company does not complete an initial business combination, by the Current Termination Date (or such date as extended by any election of a Monthly Extension Option). Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and implemented, and the Articles Amendment and Trust Amendment become effective, in the event that the Company has not consummated an initial business combination (including the Business Combination) by the Current Termination Date, the Company may, by resolution of the Board and without approval of the Company’s public shareholders, extend the Current Termination Date up to twelve times, each time by one additional month (for up to twelve total additional months or within 36 months from the consummation of the IPO), provided, that for each Monthly Extension Period, Nabors Energy Transition Sponsor II LLC, a Cayman Islands limited liability company (the “Sponsor”), (or its affiliates or designees) deposits into the Trust Account an amount equal to the lesser of (i) $250,000 and (ii) $0.02 for each Public Share that is not redeemed in connection with the Shareholder Meeting in exchange for a non-interest bearing, unsecured promissory note.
The amount deposited per share for each Monthly Extension Period will depend on the number of Public Shares that remain outstanding after the Redemptions and the length of the extension period that will be needed to complete an initial business combination. If more than 12,500,000 Public Shares remain outstanding after the Redemptions, then the amount paid per share will be reduced proportionately. For example, if we elect to extend the Current Termination Date by twelve months pursuant to the Monthly Extension Option, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Articles Amendment, then the amount deposited per share will be approximately $0.098 per share, with the aggregate maximum contribution to the Trust Account being $3,000,000. However, if 18,000,000 Public Shares are redeemed and 12,500,000 Public Shares remain outstanding after the Redemption, then the amount deposited per share will be approximately $0.24 per share, with the aggregate maximum contribution to the Trust Account being $3,000,000. The deposits for each Monthly Extension Period are conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal and will not occur if either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Articles Amendment is not implemented. The loan will not bear interest and will be repayable by the Company to the Sponsor (or its affiliates or designees) upon consummation of an initial business combination in accordance with the terms of the promissory note. If the Sponsor or its affiliates or designees advises the Company that it does not intend to make the loan, then the Proposals will not be put before the shareholders at the Shareholder Meeting.

On          , 2025, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $      , based on the aggregate amount on deposit in the Trust Account of approximately $      million as of          , 2025 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Shares. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Shareholder Meeting. The closing price of the Public Shares on The Nasdaq Stock Market LLC on          , 2025, was $      . If the closing price of the Public Shares was to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $      [more/less] per share than if the shares were sold in the open market (based on the current per share redemption price as of          , 2025). The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete an initial business combination on or before the Current Termination Date.
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and an initial business combination is not completed on or before the Current Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting, and includes an unanimous written resolution. Pursuant to the Trust Agreement, the approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Articles Amendment.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting, and includes an unanimous written resolution.
The Board has fixed the close of business on           , 2025 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Shareholder Meeting will be available for 10 days before the Shareholder Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Shareholder Meeting.
The Company believes that it is in the best interests of the Company’s shareholders that the Company effect the Articles Amendment. After careful consideration of all relevant factors, the Board has determined that the Proposals are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Proposals.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting, and includes an unanimous written resolution. Pursuant to the Trust Agreement, the approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting, and includes an unanimous written resolution. Accordingly, if you fail to vote in person, virtually or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Proposals are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting virtually or in person, the effect will be, among other things, that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will not constitute votes cast at the Shareholder Meeting and therefore will have the same effect as a vote “AGAINST” the Trust Amendment Proposal and no effect on the approval of the Extension Amendment Proposal and the Adjournment Proposal. You can also attend the Shareholder Meeting and vote in person or online. Even if you have previously voted by submitting a proxy pursuant to any of the methods noted above, you may withdraw your proxy and vote in person or online.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE COMPANY’S TRANSFER AGENT PRIOR TO 4:00 P.M. CENTRAL TIME ON THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER OR DELIVER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE ((IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (DWAC) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Proposals. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares.
          , 2025
By Order of the Board of Directors of Nabors Energy Transition Corp. II

Anthony G. Petrello
President, Chief Executive Officer, Secretary and Chairman of the Board

NABORS ENERGY TRANSITION CORP. II
515 West Greens Road, Suite 1200
Houston, TX 77067
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF NABORS ENERGY TRANSITION CORP. II
TO BE HELD ON           , 2025
To the Shareholders of Nabors Energy Transition Corp. II:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of Nabors Energy Transition Corp. II, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), will be held on         , 2025, at          , Central Time, at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002, and as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our currently effective Amended and Restated Memorandum and Articles of Association (the “A&R Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting the Company’s Chief Executive Officer at 515 West Greens Road, Suite 1200, Houston, Texas 77067 by 4:00 pm, Central Time, on         , 2025 (two business days prior to the initially scheduled meeting date). You can participate in the virtual Shareholder Meeting, vote and submit questions via live webcast by visiting         . Please see “Questions and Answers about the Shareholder Meeting — How do I attend the virtual Shareholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Shareholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Shareholder Meeting. The accompanying proxy statement, which is dated          , 2025 and is expected to be mailed or otherwise delivered to shareholders on or about that date. You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To consider and vote upon a proposal to approve by special resolution, with effect from such date as determined by the Company’s board of directors (the “Board”) in their sole discretion, an amendment and restatement of the A&R Memorandum and Articles of Association to allow the Board, without another shareholder vote, to elect to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, involving the Company and one or more businesses or entities (an “initial business combination”) from July 18, 2025 (the “Current Termination Date”) up to twelve times for an additional one month each time (each such month, a “Monthly Extension Period”) to July 18, 2026 (or within 36 months from the consummation of the Company’s initial public offering (the “IPO”)) (the “Monthly Extension Option” and such proposal, the “Extension Amendment Proposal”).

The text of the special resolution is as follows:
“RESOLVED, as a special resolution, with effect from such date as may be determined by the Company’s board of directors in their sole discretion (such date being on or after the date of passing of this resolution), an amendment and restatement of the amended and restated memorandum and articles of association of the Company currently in effect by their deletion in their entity and the substitution in their place of the Second Amended and Restated Memorandum and Articles of Association annexed hereto.” A copy of the form of the proposed Second Amended and Restated Memorandum and Articles of Association, which we refer to as the “Articles Amendment,” is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Trust Amendment Proposal — To consider and vote upon a proposal to approve an amendment and restatement of the Investment Management Trust Agreement, dated as of July 13, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the Monthly Extension Option (the “Trust Amendment Proposal”). A copy of the form of the proposed Amended and Restated Investment Management Trust Agreement, which we refer to as the “Trust Amendment,” is set forth in Annex B to the accompanying proxy statement; and

3.
Proposal No. 3 — Adjournment Proposal — To consider and vote upon a proposal to approve by ordinary resolution the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), and Class F ordinary shares, par value $0.0001 per share (the “Class F Ordinary Shares” and, collectively with the Class A Ordinary Shares and the Class B Ordinary Shares, the “Ordinary Shares”), in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal or if the Board otherwise determined before the Shareholder Meeting that additional time is necessary to effectuate the Extension or that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, collectively with the Extension Amendment Proposal and the Trust Amendment Proposal, the “Proposals”) in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

The text of the ordinary resolution is as follows:
“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that additional time is necessary to effectuate the Monthly Extension Option or that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Amendment Proposal.”
The Extension Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of the other. Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the previously announced proposed transactions (the “Business Combination”) contemplated by that certain Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement”), dated as of February 11, 2025, by and among the Company, e2Companies LLC, a Florida limited liability company (“e2”), and Liffey Merger Sub, LLC, a Delaware limited liability company, pursuant to which, amongst other things, e2 will become a wholly owned direct subsidiary of the Company. You are not being asked to vote on the Business Combination or any initial business combination at this time.
The A&R Memorandum and Articles of Association provides that the Company has until July 18, 2025 (or within 24 months after the consummation of the IPO) to complete its initial business combination. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to closing under the Business Combination Agreement, the Board believes that there may not be sufficient time on or before the Current Termination Date to complete the Business Combination. If the Business Combination is not completed before the Current Termination Date, and if the Current Termination Date is not extended, the Company would be precluded from completing the Business Combination and would be forced to liquidate. Accordingly, the Board has determined that it is in the best interests of the Company to seek an extension of the Current Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for a period of additional time to consummate the Business Combination.
The Company reserves the right at any time to cancel the Shareholder Meeting (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely) and to not submit the Extension Amendment Proposal or the Trust Amendment Proposal to its shareholders. In the event the Shareholder Meeting is cancelled (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely), and an initial business combination is not consummated on or before the Current Termination Date, the Company will dissolve and liquidate in accordance with the A&R Memorandum and Articles of Association.
The Company believes that it is in the best interests of the Company’s shareholders that the Company effect the Articles Amendment. After careful consideration of all relevant factors, the Board has determined that the Proposals are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Proposals.
As contemplated by the A&R Memorandum and Articles of Association, the holders of the Class A Ordinary Shares issued as part of the units sold in the IPO (the “Public Shares”) may elect to redeem all or a portion of their Public Shares (the “Redemptions”) in exchange for their pro rata portion of the funds held in the trust account (the “Trust Account”) established in connection with the IPO as of two business days prior to the Shareholder Meeting if the Articles Amendment is implemented, regardless of whether or how such public shareholders vote in regard to the Extension Amendment Proposal or the Trust Amendment Proposal.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders and the Articles Amendment is made effective, holders of Public Shares remaining after the Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination or, if the Company does not complete an initial business combination, by the Current Termination Date (or such date as extended by any election of a Monthly Extension Option). Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and implemented, and the Articles Amendment and Trust Amendment become effective, in the event that the Company has not consummated an initial business combination (including the Business Combination) by the Current Termination Date, the Company may, by resolution of the Board and without approval of the Company’s public shareholders, extend the Current Termination Date up to twelve times, each time by one additional month (for up to twelve total additional months or within 36 months from the consummation of the IPO), provided, that for each Monthly Extension Period, Nabors Energy Transition Sponsor II LLC, a Cayman Islands limited liability company (the “Sponsor”), (or its affiliates or designees) deposits into the Trust Account an amount equal to the lesser of (i) $250,000 and (ii) $0.02 for each Public Share that is not redeemed in connection with the Shareholder Meeting in exchange for a non-interest bearing, unsecured promissory note.
The amount deposited per share for each Monthly Extension Period will depend on the number of Public Shares that remain outstanding after the Redemptions and the length of the extension period that will be needed to complete an initial business combination. If more than 12,500,000 Public Shares remain outstanding after the Redemptions, then the amount paid per share will be reduced proportionately. For example, if we elect to extend the Current Termination Date by twelve months pursuant to the Monthly Extension Option, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Articles Amendment, then the amount deposited per share will be approximately $0.098 per share, with the aggregate maximum contribution to the Trust Account being $3,000,000. However, if 18,000,000 Public Shares are redeemed and 12,500,000 Public Shares remain outstanding after the Redemption, then the amount deposited per share will be approximately $0.24 per share, with the aggregate maximum contribution to the Trust Account being $3,000,000. The deposits for each Monthly Extension Period are conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal and will not occur if either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Articles Amendment is not implemented. The loan will not bear interest and will be repayable by the Company to the Sponsor (or its affiliates or designees) upon consummation of an initial business combination in accordance with the terms of the promissory note. If the Sponsor or its affiliates or designees advises the Company that it does not intend to make the loan, then the Proposals will not be put before the shareholders at the Shareholder Meeting.
On          , 2025, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $      , based on the aggregate amount on deposit in the Trust Account of approximately $      million as of         , 2025 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Shares. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Shareholder Meeting. The closing price of the Public Shares on The Nasdaq Stock Market LLC on         , 2025, was $      . If the closing price of the Public Shares was to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $      [more/less] per share than if the shares were sold in the open market (based on the current per share redemption price as of         , 2025). The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete an initial business combination on or before the Current Termination Date.
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and an initial business combination is not completed on or before the Current Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.
The Sponsor and the Company’s independent directors will not receive any monies held in the Trust Account as a result of their ownership of an aggregate of 7,625,000 Class F Ordinary Shares, and the direct and indirect owners of the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of an aggregate of 9,540,000 of the Company’s warrants, which were issued in connection with the IPO. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $      . Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT PRIOR TO 4:00 P.M. CENTRAL TIME ON THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (DWAC) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting, and includes an unanimous written resolution. Pursuant to the Trust Agreement, the approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Articles Amendment.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting, and includes an unanimous written resolution.
Record holders of Ordinary Shares at the close of business on         , 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 30,500,000 issued and outstanding Class A Ordinary Shares held by public shareholders, 7,625,000 issued and outstanding Class F Ordinary Shares held by the Sponsor and the Company’s independent directors and no issued and outstanding Class B Ordinary Shares. The Company’s warrants do not have voting rights.
The Sponsor and the Company’s officers and directors intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. The Class F Ordinary Shares are not entitled to redemption rights and will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor and the Company’s independent directors hold all of the Class F Ordinary Shares or 20.0% of the issued and outstanding Ordinary Shares. The Company’s officers do not own any Ordinary Shares directly. As a result, in addition to the Class F Ordinary Shares, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 17,791,667 Public Shares (or approximately 58.3% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and at least 847,223 Public Shares (or approximately 2.8% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes, (ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 17,156,250 Public Shares (or approximately 56.3% of the Public Shares) and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 11,437,501 Public Shares (or approximately 37.5% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and no Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
The accompanying proxy statement contains important information about the Shareholder Meeting, the Proposals. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares.
The accompanying proxy statement is dated          , 2025 and is first being mailed to shareholders on or about that date.
           , 2025

By Order of the Board of Directors of Nabors Energy Transition Corp. II

Anthony G. Petrello
President, Chief Executive Officer, Secretary and Chairman of the Board

i

NABORS ENERGY TRANSITION CORP. II
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON           , 2025
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of shareholders of Nabors Energy Transition Corp. II, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), to be held at            , Central Time, on            , 2025 (the “Shareholder Meeting”) at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002, and as a virtual meeting, or at such other time and on such other date to which the meeting may be adjourned or postponed.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the Company’s ability to complete the Business Combination (as defined below);

•
the anticipated benefits of the Business Combination;

•
the volatility of the market price and liquidity of the Public Shares (as defined below) and other securities of the Company; and

•
the use of funds not held in the Trust Account (as described herein) or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2025, as amended by the Company’s Amendment No. 1 to Annual Report on Form 10K/A, as filed with the SEC on April 2, 2025, and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on         , 2025, at         , Central Time. The Shareholder Meeting will be held at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002, and as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting         .
Q:
Why am I receiving this proxy statement?

A:
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Shareholder Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Shareholder Meeting.

The Company is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (an “initial business combination”).
Following the closing of the IPO, $308,050,000 from the net proceeds of the sale of the units offered in the IPO (the “Units”) in the Company’s initial public offering (the “IPO”), the sale of private placement warrants (the “Private Placement Warrants”) to direct and indirect owners of Nabors Energy Transition Sponsor II LLC, a Cayman Islands limited liability company (the “Sponsor”), and loans from the direct and indirect owners of the Sponsor in exchange for unsecured promissory notes (the “Overfunding Loans”) was placed in the trust account established in connection with the IPO (the “Trust Account”).
Like most blank check companies, the Company’s Amended and Restated Memorandum and Articles of Association (the “A&R Memorandum and Articles of Association”) provides for the return of the funds held in trust to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the Units (the “Public Shares”) if there is no qualifying initial business combination(s) consummated on or before July 18, 2025 (the “Current Termination Date”).
Without the Articles Amendment (as defined below), the Company believes that the Company might not, despite its best efforts, be able to complete the transactions contemplated by that certain Business Combination Agreement and Plan of Reorganization, dated as of February 11, 2025, by and among the Company, e2Companies LLC, a Florida limited liability company (“e2”), and Liffey Merger Sub, LLC, a Delaware limited liability company (the “Business Combination Agreement” and the transactions contemplated thereby, the “Business Combination”), on or before the Current Termination Date. The Company believes that it is in the best interests of the Company’s shareholders to allow the Company additional time to complete the Business Combination and is therefore holding this Shareholder Meeting.
Q:
When and where will the Shareholder Meeting be held?

A:
The Shareholder Meeting will be held on           , 2025, at           , Central Time, at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002 and as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Shareholder Meeting will be held in person and virtually over the internet. We encourage you to attend the Shareholder Meeting in person or virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting         . Please see “Questions and Answers about the Shareholder Meeting — How do I attend the virtual Shareholder Meeting?” for more information.

Q:
How do I vote?

A:
If you were a holder of record of Public Shares at the close of business on           , 2025 (the “Record Date”), you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 4:00 p.m., Central Time, on         , 2025.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting     and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
How do I attend the virtual Shareholder Meeting?

A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting         , 2025, at         , Central Time (two business days prior to the meeting date). Enter the URL address into your browser         , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing 1 (800) 450-7155 (toll-free) (or +1 (857) 999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number         #. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
Q:
What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:
The Company’s shareholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — Extension Amendment Proposal —  To consider and vote upon a proposal to approve by special resolution, with effect from such date as determined by the Company’s board of directors (the “Board”) in their sole discretion, an amendment and restatement of the A&R Memorandum and Articles of Association to allow the Board, without another shareholder vote, to elect to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, involving the Company and one or more businesses or entities (an “initial business combination”) from the Current Termination Date up to twelve times for an additional one month each time (each such month, a

“Monthly Extension Period”) to July 18, 2026 (or within 36 months from the consummation of the IPO) (the “Monthly Extension Option” and such proposal, the “Extension Amendment Proposal”).
The text of the special resolution is as follows:
“RESOLVED, as a special resolution, with effect from such date as may be determined by the Company’s board of directors in their sole discretion (such date being on or after the date of passing of this resolution), an amendment and restatement of the amended and restated memorandum and articles of association of the Company currently in effect by their deletion in their entity and the substitution in their place of the Second Amended and Restated Memorandum and Articles of Association annexed hereto.” A copy of the form of the proposed Second Amended and Restated Memorandum and Articles of Association, which we refer to as the “Articles Amendment,” is set forth in Annex A to this proxy statement;
2.
Proposal No. 2 — Trust Amendment Proposal —  To consider and vote upon a proposal to approve an amendment and restatement of the Investment Management Trust Agreement, dated as of July 13, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the Monthly Extension Option (the “Trust Amendment Proposal”). A copy of the form of the proposed Amended and Restated Investment Management Trust Agreement, which we refer to as the “Trust Amendment,” is set forth in Annex B to this proxy statement; and

3.
Proposal No. 3 — Adjournment Proposal —  To consider and vote upon a proposal to approve by ordinary resolution the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), and Class F ordinary shares, par value $0.0001 per share (the “Class F Ordinary Shares” and, collectively with the Class A Ordinary Shares and the Class B Ordinary Shares, the “Ordinary Shares”), in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal or if the Board otherwise determined before the Shareholder Meeting that additional time is necessary to effectuate the Extension or that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, collectively with the Extension Amendment Proposal and the Trust Amendment Proposal, the “Proposals”) in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

The text of the ordinary resolution is as follows:
“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that additional time is necessary to effectuate the Monthly Extension Option or that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Amendment Proposal.”
For more information, please see “The Extension Amendment Proposal and the Trust Amendment Proposal” and “The Adjournment Proposal.”
After careful consideration, the Board has unanimously determined that the Proposals are in the best interests of the Company and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “The Extension Amendment Proposal and the Trust Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
Am I being asked to vote on a proposal to elect directors?

A:
No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q:
Are the proposals conditioned on one another?

A:
Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Articles Amendment.

As contemplated by the A&R Memorandum and Articles of Association, the holders of Public Shares may elect to redeem all or a portion of their Public Shares (the “Redemptions”) in exchange for their pro rata portion of the funds held in the Trust Account as of two business days prior to the Shareholder Meeting, if the Articles Amendment is implemented, regardless of whether or how such public shareholders vote in regard to the Extension Amendment Proposal or the Trust Amendment Proposal. If the Articles Amendment is implemented and one or more the Company’s shareholders elect to redeem their Public Shares pursuant to such redemption right, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating an initial business combination, subject to the redemption rights of holders of Public Shares in connection with an initial business combination.
Q:
Why is the Company proposing the Proposals?

A:
The A&R Memorandum and Articles of Association provides for the return of funds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying initial business combination consummated on or before the Current Termination Date. The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the Business Combination, as the Board believes that it is in the best interests of the shareholders to allow the Company more time to complete the Business Combination. For more information about the Business Combination, see the Company’s Current Report on Form 8-K filed with the SEC on February 12, 2025.

The Company believes that it may not be able to complete the Business Combination on or before the Current Termination Date. If the Business Combination is not completed before the Current Termination Date, and if the Current Termination Date is not extended, the Company would be forced to liquidate.
If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event that there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal.
The Company reserves the right at any time to cancel the Shareholder Meeting (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely) and to not submit the Extension Amendment Proposal or the Trust Amendment Proposal to its shareholders. In the event the

Shareholder Meeting is cancelled (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely), and an initial business combination is not consummated on or before the Current Termination Date, the Company will dissolve and liquidate in accordance with the A&R Memorandum and Articles of Association.
Q:
What constitutes a quorum?

A:
A quorum of our shareholders is necessary to hold a valid meeting. The presence, in person, virtually or by proxy, of shareholders holding one-third (1/3) in voting power of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not count as votes cast and therefore will have the same effect as a vote “AGAINST” the Trust Amendment Proposal and no effect on the approval of the Extension Amendment Proposal and the Adjournment Proposal. The Sponsor and the Company’s independent directors, who collectively beneficially own 20.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor and the Company’s independent directors, an additional 5,083,334 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because the Proposals are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Shareholder Meeting. In the absence of a quorum, the chairman of the Shareholder Meeting has the power to adjourn the Shareholder Meeting. You can also attend the Shareholder Meeting and vote in person or online. Even if you have previously voted by submitting a proxy pursuant to any of the methods noted above, you may withdraw your proxy and vote in person or online.

Q:
What vote is required to approve the proposals presented at the Shareholder Meeting?

A:
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting, and includes an unanimous written resolution.

Pursuant to the Trust Agreement, the approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting, and includes an unanimous written resolution.
Q:
How will the Sponsor and the Company’s directors and officers vote?

A:
The Sponsor and the Company’s directors and officers intend to vote any Ordinary Shares over which they have voting control in favor of the Proposals.

On the Record Date, the Sponsor and the Company’s independent directors beneficially owned and were entitled to vote an aggregate of 7,625,000 Class F Ordinary Shares, representing 20.0% of the Company’s issued and outstanding Ordinary Shares. The Class F Ordinary Shares are not entitled to redemption rights. The Company’s officers do not own any Ordinary Shares directly.
Q:
Who is the Company’s Sponsor?

A:
The Company’s sponsor, Nabors Energy Transition Sponsor II LLC, a Cayman Islands limited liability company, is managed by Nabors Lux 2 S.a.r.l., a private limited liability company (société à responsabilité limitée) (“Nabors Lux”) incorporated in the Grand Duchy of Luxembourg. The Sponsor is owned by (i) Nabors Lux, a subsidiary of Nabors Industries Ltd., a Bermuda company publicly traded on the New York Stock Exchange (“Nabors”; NYSE: NBR), and (ii) Greens Road Energy II

LLC, a Cayman Islands limited liability company controlled by Anthony G. Petrello, a U.S. citizen (“Greens Road”), the Company’s President, Chief Executive Officer, Secretary and Chairman and Chairman, President and Chief Executive Officer of Nabors. Nabors owns and operates one of the world’s largest land-based drilling rig fleets and provides offshore platform rigs and related services in the United States and several international markets.
Q:
Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

A:
The Company believes shareholders will benefit from the Company consummating the Business Combination (or another initial business combination) and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to allow the Company additional time to complete the Business Combination. Without the Articles Amendment, the Company believes that the Company may not be able to complete the Business Combination on or before the Current Termination Date. If the Business Combination is not completed before the Current Termination Date, and if the Current Termination Date is not extended, the Company would be forced to liquidate.

Q:
What amounts will the Company receive if the Extension Amendment Proposal is approved?

A:
For each Monthly Extension Period, the Sponsor (or its affiliates or designees) will deposit into the Trust Account an amount equal to the lesser of (i) $250,000 and (ii) $0.02 for each Public Share that is not redeemed in connection with the Shareholder Meeting in exchange for a non-interest bearing, unsecured promissory note. If the Company consummates an initial business combination, it will repay the loans out of the proceeds of the Trust Account or, at the option of the Sponsor, convert all or a portion of the loans into warrants for $1.00 per warrant, which warrants will be identical to the warrants issued by the Company in a private placement in connection with the IPO. If the Company does not consummate an initial business combination, the Company will repay the loans only from funds held outside of the Trust Account.

Q:
What if I do not want to vote “FOR” the Proposals?

A:
If you do not want any of the Proposals to be approved, you may “ABSTAIN,” not vote or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person, virtually or by proxy, you may vote “AGAINST” any of the Proposals, and your Ordinary Shares will be counted for the purposes of determining whether the Proposals are approved.
However, if you fail to attend the Shareholder Meeting in person, virtually or by proxy, or if you do attend the Shareholder Meeting in person, virtually or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, this will have the same effect as a vote “AGAINST” the Trust Amendment Proposal.
Q:
Will you seek any further extensions to liquidate the Trust Account?

A:
Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the Business Combination (or another initial business combination), but may do so in the future. The Company reserves the right at any time to cancel the Shareholder Meeting (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely) and to not submit the Extension Amendment Proposal or the Trust Amendment Proposal to its shareholders.

Q:
What happens if the Extension Amendment Proposal and/or the Trust Amendment Proposal are not approved?

A:
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and an initial business combination is not completed on or before the Current Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

The Sponsor and the Company’s independent directors waived their right to participate in any liquidation distribution from the Trust Account with respect to the 7,625,000 Class F Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
Q:
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file the Articles Amendment with the Registrar of Companies in the Cayman Islands and will continue to attempt to consummate the Business Combination until the Current Termination Date (or such date as extended by any election of a Monthly Extension Option).

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Articles Amendment is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Sponsor.
Q:
If I vote for or against the Extension Amendment Proposal or the Trust Amendment Proposal, do I need to request that my shares be redeemed?

A:
Yes. Whether you vote “for” or “against” the Extension Amendment Proposal or the Trust Amendment Proposal, or do not vote at all, you will need to submit a redemption request for your shares if you choose to redeem.

Q:
Am I being asked to vote on the Business Combination at this Shareholder Meeting?

A:
No. You are not being asked to vote on the Business Combination or any initial business combination at this time. If the Articles Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with the Business Combination or liquidation.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal and the Trust Amendment Proposal (in each case, for or against) or any other proposal described in this proxy statement. As a result, the Articles Amendment can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”).

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Shareholders may send a later-dated, signed proxy card to Nabors Energy Transition Corp. II at 515 West Greens Road, Suite 1200, Houston, TX 77067, so that it is received by the Company prior to the vote at the Shareholder Meeting (which is scheduled to take place on           , 2025) or attend the Shareholder Meeting and vote electronically in person or virtually. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting, and includes an unanimous written resolution. Pursuant to the Trust Agreement, the approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting, and includes an unanimous written resolution.

Shareholders who attend the Shareholder Meeting, either in person, virtually or by proxy, will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person, virtually or by proxy, of shareholders holding one-third (1/3) in voting power of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting.
With respect to the Trust Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
With respect to the Extension Amendment Proposal and the Adjournment Proposal, abstentions will have no effect on the approval of such proposals. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the applicable rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal, the Trust Amendment Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.
If you are a shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Proposals. Accordingly, your bank, broker, or other nominee can vote your shares on the Proposals at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:
Does the Board recommend voting “FOR” the approval of the Proposals?

A:
Yes. After careful consideration of the terms and conditions of each of the Proposals, the Board has determined that each of the Proposals is in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company’s shareholders vote “FOR” each of the Proposals.

Q:
What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal and the Trust Amendment Proposal?

A:
The Company’s directors and officers have interests in the Extension Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Private Placement Warrants. See the section entitled “The Extension Amendment Proposal and the Trust Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Trust Amendment Proposal?

A:
Neither Cayman Islands law nor the A&R Memorandum and Articles of Association provide for dissenters’ rights or appraisal rights to the Company’s shareholders in connection with the Extension Amendment Proposal or the Trust Amendment Proposal. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal and the Trust Amendment Proposal as described under “How do I exercise my redemption rights?” below.

Q:
If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:
No. The holders of public warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:

I.
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

II.
prior to 4:00 p.m., Central Time, on           , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

III.
deliver your Public Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the Extension Amendment Proposal and the Trust Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Amendment, any holder of Public Shares will be entitled to request that their Public Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares. As of         , 2025, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $      per Public Share.
However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Public Shares will be distributed promptly after the Shareholder Meeting.
Any request for Redemption, once made by a holder of Public Shares, may be withdrawn at any time until the Redemption Deadline, and thereafter, with the approval of the Board. If you deliver your shares for Redemption to the Transfer Agent and later decide prior to the Redemption Deadline not to elect Redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
No request for Redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 4:00 p.m., Central Time, on         , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).
If a holder of Public Shares properly makes a request for Redemption and the Public Shares are delivered as described above, then, the Company will redeem Public Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Public Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
If the Shareholder Meeting is not held for any reason, then holders of Public Shares shall not have the right to redeem their Public Shares at this time.

Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
The receipt of cash by a U.S. Holder (as defined below under the section entitled “Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights”) of Public Shares in redemption of such shares will be a taxable event for U.S. federal income tax purposes and may be a taxable event for U.S. federal income tax purposes in the case of holders who are not U.S. Holders. U.S. Holders should read the discussion below under the section entitled “Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights” for additional information. The tax consequences to each holder of Public Shares will depend on such holder’s own situation. Each holder of Public Shares should consult its own tax advisors as to the specific tax consequences to it of the exercise of its redemption rights, including the applicability and effect of U.S. federal, state and local and non-U.S. income and other tax laws in light of such holder’s particular circumstances.

Q:
What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:
The Company will pay the cost of soliciting proxies for the Shareholder Meeting. The Company has engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: NETD.info@investor.sodali.com
You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek Redemption of your shares, you will need to deliver your Public Shares (either physically or electronically) to the Transfer Agent at the address below prior to 4:00 p.m., Central Time, on         , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

RISK FACTORS
In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 28, 2025, as amended by the Company’s Amendment No. 1 to Annual Report on Form 10K/A, as filed with the SEC on April 2, 2025, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Articles Amendment will enable us to complete the Business Combination or another initial business combination.
Approving the Articles Amendment involves a number of risks. Even if the Articles Amendment is approved, the Company can provide no assurances that the Business Combination or another initial business combination will be consummated prior to the Current Termination Date (or such date as extended by any election of a Monthly Extension Option). Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with the shareholder vote to approve the Business Combination. Even if the Articles Amendment or the Business Combination are approved by our shareholders, it is possible that the Redemptions will leave us with insufficient cash to consummate the Business Combination. The fact that we will have separate redemption periods in connection with the Articles Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
If we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the Business Combination.
If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including,
•
restrictions on the nature of our investments; and

•
restrictions on the issuance of securities, each of which may make it difficult for us to complete the Business Combination.

In addition, we may have imposed upon us burdensome requirements, including:
•
registration as an investment company;

•
adoption of a specific form of corporate structure; and

•
reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not intend to spend a considerable amount of time actively managing the assets in the Trust Account for the primary purpose of achieving investment returns. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The IPO was not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of an initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to approve an amendment to the A&R Memorandum and Articles of Association (A) in a manner that would affect the substance or timing of our obligation to redeem 100% of the Public Shares if we have not consummated an initial business combination within 24 months, or such earlier liquidation date as the Board may approve, from the closing of the IPO or (B) with respect to any other material provision relating to the rights of holders of the Class A Ordinary Shares or pre-initial business combination activity; or (iii) the redemption of the Public Shares if we are unable to complete our initial business combination within 24 months, or such earlier liquidation date as the Board may approve, from the closing of the IPO, subject to applicable law. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination or may result in our liquidation. If we are unable to complete an initial business combination, our public shareholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to public shareholders, and our warrants will expire without value to the holder.
In the adopting release for the final rules which became effective on July 1, 2024, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an initial business combination and instead liquidate. As a result, our public shareholders may receive only approximately $10.10 per Public Share, or less in certain circumstances, on the liquidation of the Trust Account and would be unable to realize the potential benefits of an initial business combination, including the possible appreciation of the combined company’s securities.
If we instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of an initial business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the Trust Account, we would receive less interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account) until the earlier of: (i) the consummation of our initial Business Combination and (ii) the distribution of the Trust Account.

If we do instruct the trustee to hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account), we would receive less interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate and dissolve the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account), which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.
The Business Combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of the Business Combination. Such conditions or limitations could also potentially make the Class A Ordinary Shares less attractive to investors or cause the Company’s future investments to be subject to U.S. foreign investment regulations.
Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, which are administered by the Committee on Foreign Investment in the United States (“CFIUS”).
Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford foreign investors certain information or governance rights in a U.S. business known as “TID U.S. Business” that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800). Certain acquisition or investment transactions involving TID U.S. Businesses may be required to make a mandatory filing with CFIUS. These transactions include those in which a foreign person receives control or certain information or governance rights in a TID U.S. Business that produces, designs, tests, fabricates, manufactures, or develops any critical technologies and/or in which a foreign government has a “substantial interest” in the foreign person receiving a “substantial interest” in a TID U.S. Business (as the term “substantial interest” is defined in 31 C.F.R. Part 800).
The Company’s sponsor is Nabors Energy Transition Sponsor II LLC, a Cayman Islands limited liability company. The Sponsor currently owns 7,475,000 Class F Ordinary Shares. The Sponsor is managed by Nabors Lux. The Sponsor is owned by (i) Nabors Lux, a private limited liability company (société à responsabilité limitée) incorporated in the Grand Duchy of Luxembourg, a subsidiary of Nabors, a Bermuda company publicly traded on the New York Stock Exchange (NYSE: NBR), and (ii) Greens Road, a Cayman Islands limited liability company controlled by Anthony G. Petrello, a U.S. citizen.
Although the Sponsor may constitute a “foreign person” under CFIUS rules and regulations and thus result in CFIUS jurisdiction over the Business Combination, we believe that a mandatory filing with CFIUS is not required. e2 is not a TID U.S. Business that produces, designs, tests, fabricates, manufactures, or develops any critical technologies. Further, no foreign person in which a foreign government has a substantial interest is receiving a substantial interest in e2. However, if CFIUS takes a different view, then we could be subject to mandatory CFIUS review and receive monetary penalties for not filing with CFIUS. Even with no mandatory filing requirement, proceeding with the Business Combination without notifying CFIUS through a voluntary filing risks CFIUS intervention, before or after closing the Business Combination. CFIUS may send us inquiries about the Business Combination, request that the parties make a voluntary filing, or initiate a unilateral review of the Business Combination.
Although we do not believe the Business Combination represents a risk to U.S. national security concerns, CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of foreign ownership by the Sponsor. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. This would cause you to lose the potential investment opportunity in e2 through the Business Combination and the chance of realizing future gains on your investment through any price appreciation in the combined company. Further, there would be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of the Class F Ordinary Shares held by it.

EXTRAORDINARY GENERAL MEETING OF THE COMPANY’S SHAREHOLDERS
This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of the Company’s shareholders to be held on         , 2025, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about         , 2025 to all shareholders of record of the Company as of the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on         , 2025, at     , Central Time, at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002, and as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting         . Please see “Questions and Answers about the Shareholder Meeting — How do I attend the virtual Shareholder Meeting?” for more information.
You can pre-register to attend the virtual Shareholder Meeting starting         , 2025, at     , Central Time (two business days prior to the meeting date). Enter the URL address into your browser         , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at (917) 262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing 1 (800) 450-7155 (toll-free) (or +1 (857) 999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number         #. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, the Company’s shareholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To consider and vote upon a proposal to approve by special resolution, with effect from such date as determined by the Board in their sole discretion, an amendment and restatement of the A&R Memorandum and Articles of Association to allow the Board, without another shareholder vote, to elect to extend the date by which the Company has to consummate an initial business combination from the Current Termination Date to reflect the Monthly Extension Option.

The text of the special resolution is as follows:
“RESOLVED, as a special resolution, with effect from such date as may be determined by the Company’s board of directors in their sole discretion (such date being on or after the date of passing of this resolution), an amendment and restatement of the amended and restated memorandum and articles of association of the Company currently in effect by their deletion in their entity and the substitution in their place of the Second Amended and Restated Memorandum and Articles of Association annexed hereto.” A copy of the form of the proposed Articles Amendment is set forth in Annex A to this proxy statement;
2.
Proposal No. 2 — Trust Amendment Proposal — To consider and vote upon a proposal to approve an amendment and restatement of the Trust Agreement, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the Monthly Extension Option. A copy of the form of the proposed Trust Amendment is set forth in Annex B to this proxy statement; and

3.
Proposal No. 3 — Adjournment Proposal — To consider and vote upon a proposal to approve by ordinary resolution the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal or if the Board otherwise determined before the Shareholder Meeting that additional time is necessary to effectuate the Extension or that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Amendment Proposal in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

The text of the ordinary resolution is as follows:
“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that additional time is necessary to effectuate the Monthly Extension Option or that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Amendment Proposal.”
Voting Power; Record Date
As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on         , 2025, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 38,125,000 issued and outstanding Ordinary Shares, of which 30,500,000 Class A Ordinary Shares were held by public shareholders and 7,625,000 Class F Ordinary Shares were held by the Sponsor and the Company’s independent directors. On the Record Date, there were no Class B Ordinary Shares issued and outstanding.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS
Quorum
The presence, in person, virtually or by proxy, of shareholders holding one-third (1/3) in voting power of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder

Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not count as votes cast and therefore will have the same effect as a vote “AGAINST” the Trust Amendment Proposal and no effect on the approval of the Extension Amendment Proposal and the Adjournment Proposal. The Sponsor and the Company’s independent directors, who collectively own 20.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, an additional 5,083,334 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.
Abstentions
Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Shareholder Meeting and therefore will have the same effect as a vote “AGAINST” the Trust Amendment Proposal and no effect on the approval of the Extension Amendment Proposal and the Adjournment Proposal.
Under the applicable rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
The Proposals are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Shareholder Meeting without your instruction.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting, and includes an unanimous written resolution.
Pursuant to the Trust Agreement, the approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting, and includes an unanimous written resolution.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all of their Ordinary Shares in favor of the Proposals being presented at the Shareholder Meeting. The Class F Ordinary Shares and Class B Ordinary Shares are not entitled to redemption rights and will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class F Ordinary Shares or 20.0% of the issued and outstanding Ordinary Shares. The Company’s officers do not own any Ordinary Shares directly. As a result, in addition to the Class F Ordinary Shares, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 17,791,667 Public Shares (or approximately 58.3% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and at least 847,223 Public Shares (or approximately 2.8% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes,

(ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 17,156,250 Public Shares (or approximately 56.3% of the Public Shares) and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 11,437,501 Public Shares (or approximately 37.5% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and no Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes. The following table reflects the number of additional Public Shares required to approve each proposal:
		Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Two-thirds (2/3) of Voted Shares	847,223	17,791,667
Trust Amendment Proposal	65% of Issued and Outstanding Shares	635,418	17,156,250
Adjournment Proposal	Majority of Voted Shares	0	11,437,501
Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business on the Record Date for the Shareholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are two ways to vote your Ordinary Shares at the Shareholder Meeting:
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 4:00 p.m., Central Time, on          , 2025.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting          and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify the Company’s Chief Executive Officer in writing to Nabors Energy Transition Corp. II, 515 West Greens Road, Suite 1200, Houston, TX 77067, before the Shareholder Meeting that you have revoked your proxy; or

•
you may attend the Shareholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Proposals. Under the A&R Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.
Who Can Answer Your Questions about Voting
If you are a shareholder of the Company and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing NETD.info@investor.sodali.com.
Redemption Rights
Pursuant to the A&R Memorandum and Articles of Association, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Trust Amendment Proposal. In connection with the Extension Amendment Proposal and the Trust Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Amendment, any shareholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $      per Public Share as of         , 2025), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks Redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.
As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)
deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 4:00 p.m., Central Time, on         , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s deposit withdrawal at custodian (“DWAC”) system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
The closing price of the Public Shares on         , 2025 was $      per share. The cash held in the Trust Account as of          , 2025, the most recent practicable date prior to the date of this proxy statement, was approximately $      million (including interest not previously released to the Company to pay taxes) ($       per Public Share). Prior to exercising redemption rights, shareholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Public

Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Shareholder Meeting.
For a discussion of material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a Redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
Neither Cayman Islands law nor the A&R Memorandum and Articles of Association provide for dissenters’ rights or appraisal rights for dissenting shareholders in connection with the Extension Amendment Proposal. Accordingly, there are no dissenters’ rights or appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal or the Trust Amendment Proposal. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or virtually. The Company has engaged Sodali to assist in the solicitation of proxies for the Shareholder Meeting. The Company and its directors, officers and employees may also solicit proxies virtually. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Sodali a fee of $30,000, plus associated disbursements, reimburse Sodali for its reasonable out-of-pocket expenses and indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL
Background
The Company is a blank check company incorporated as a Cayman Islands exempted company on April 12, 2023 and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, involving the Company and one or more businesses or entities. Our Sponsor is an affiliate of Nabors (NYSE: NBR).
On July 18, 2023, the Company consummated its IPO of 30,500,000 Units at $10.00 per Unit, including 500,000 Units that were issued pursuant to the underwriters’ partial exercise of their over-allotment option, generating gross proceeds of $305.0 million. Each Unit consists of one Class A Ordinary Share and one-half of one redeemable Public Warrant, with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The securities in the IPO were registered under the Securities Act of 1933, as amended (the “Securities Act”), on a registration statement on Form S-1 (No. 333-272810). The SEC declared the registration statement effective on July 13, 2023.
Simultaneously with the closing of the IPO, the Company consummated the sale of 9,540,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of approximately $9.5 million.
Simultaneously with the closing of the IPO, the direct or indirect owners of the Sponsor loaned the Company an aggregate of $3,050,000, and in exchange, the Company issued unsecured promissory notes to each lender for an aggregate principal amount of $3,050,000.
Following the closing of the IPO, $308,050,000 from the net proceeds of the sale of the Units in the IPO, the sale of the Private Placement Warrants and the Overfunding Loans were deposited in the Trust Account.
Overview
The Company is proposing to amend its A&R Memorandum and Articles of Association and the Trust Agreement to extend the Current Termination Date up to twelve times for an additional one month each time, provided, that the Sponsor (or its affiliates or designees) deposits into the Trust Account for each Monthly Extension Period, an amount equal to the lesser of (x) $250,000 and (y) $0.02 for each Public Share that is not redeemed in connection with the Shareholder Meeting in exchange for a non-interest bearing, unsecured promissory note.
Without the Articles Amendment, the Company believes that the Company may not be able to complete the Business Combination on or before the Current Termination Date. If the Business Combination is not completed before the Current Termination Date, and if the Current Termination Date is not extended, the Company would be forced to liquidate.
As contemplated by the A&R Memorandum and Articles of Association, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Amendment is implemented.
A copy of the form of the proposed Articles Amendment is attached to this proxy statement as Annex A.
A copy of the form of the proposed Trust Amendment is attached to this proxy statement as Annex B.
On          , 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $      , based on the aggregate amount on deposit in the Trust Account of approximately $       million as of          , 2025 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Shares. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Shareholder Meeting. The closing price of the Public Shares on Nasdaq on           , 2025, was $      . Accordingly, if the market price of the Public Shares were to remain the same until the date of the

Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $      [more/less] per share than if the shares were sold in the open market (based on the current per share redemption price as of          , 2025). The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Current Termination Date.
Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal
The A&R Memorandum and Articles of Association provides that the Company has until July 18, 2025 (or within 24 months after the consummation of the IPO) to complete its initial business combination. The Company and its officers and directors agreed that they would not seek to amend the A&R Memorandum and Articles of Association to allow for a longer period of time to complete an initial business combination unless the Company provided holders of its Public Shares with the right to seek Redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s shareholders that the Articles Amendment be effected so that the Company will have an additional amount of time to consummate the Business Combination. Without the Articles Amendment, the Company believes that it may not be able to complete the Business Combination on or before the Current Termination Date. If the Business Combination is not completed before the Current Termination Date, and if the Current Termination Date is not extended, the Company would be forced to liquidate.
The Extension Amendment Proposal and the Trust Amendment Proposal are essential to allowing the Company additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are a condition to the implementation of the Articles Amendment.
If Either the Extension Amendment Proposal or the Trust Amendment Proposal is Not Approved
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and an initial business combination is not completed on or before the Current Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.
The Sponsor and the Company’s independent directors have waived their rights to participate in any liquidation distribution from the Trust Account with respect to the 7,625,000 Class F Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
If the Extension Amendment Proposal and the Trust Amendment Proposal are Approved
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and implemented, the Company will file the Articles Amendment with the Registrar of Companies in the Cayman Islands in the form attached to this proxy statement as Annex A and enter into the Trust Amendment in the form attached to this proxy statement as Annex B to extend the time it has to complete the Business Combination by up to an additional twelve months (or within 36 months from the closing of the IPO). The Company will then continue to attempt to consummate the Business Combination until the Current

Termination Date (or such date as extended by any election of a Monthly Extension Option). The Company will remain a reporting company under the Exchange Act and its Public Shares and Public Warrants will remain publicly traded during this time.
You are not being asked to vote on the Business Combination or any initial business combination at this time. If the Articles Amendment is implemented and you do not elect to redeem your Public Shares in connection with the Articles Amendment, you will retain the right to vote on the Business Combination when it is submitted to the public shareholders (provided that you are a shareholder on the Record Date for a meeting to consider the Business Combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated the Business Combination by the Current Termination Date.
Interests of the Sponsor and the Company’s Directors and Officers
When considering the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as direct or indirect shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal and the Trust Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal and the Trust Amendment Proposal:
•
the fact that Nabors Lux (which certain of the Company’s officers are affiliated with) and certain of the Company’s officers and directors paid an aggregate of $8,727,510 for 8,727,510 Private Placement Warrants, each of which is exercisable 30 days following the closing of an initial business combination for one Class A Ordinary Share at $11.50 per share. If the Extension Amendment Proposal or Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination on or before the Current Termination Date, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the Private Placement Warrants will be worthless;

•
the fact that Nabors Lux and certain of the Company’s officers and directors loaned an aggregate of $2,787,490 of the $3,050,000 Overfunding Loans to the Company in connection with the IPO, which may be repaid in cash or converted into warrants of the post-business combination company at a price of $1.00 per warrant (or any combination thereof) at the discretion of the Sponsor, and, if converted into such warrants, would be valued at approximately $      million based on the closing price of the public warrants of $      per warrant on           , 2025;

•
the fact that the Sponsor has invested in the Company $25,000 for 5,750,000 Class F Ordinary Shares. Assuming a trading price of $      per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on           , 2025), the 5,750,000 Class F Ordinary Shares would have an implied aggregate market value of $      .

As a result, if an initial business combination is completed, the Sponsor is likely to be able to make a substantial profit on its investment in the Company even if the Class A Ordinary Shares lose significant value. On the other hand, if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company liquidates without completing an initial business combination on or before the Current Termination Date, the Sponsor will lose its entire investment in the Company;
•
the fact that the Company’s independent directors own an aggregate of 150,000 Class F Ordinary Shares that, upon forfeiture and surrender by the Sponsor, were issued to the Company’s independent directors for an aggregate of $290. Assuming a trading price of $      per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on           , 2025), the 150,000 Class F Ordinary Shares would have an implied aggregate market value of $      ;

•
the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company fails to complete the Business Combination on or before the Current Termination Date;

•
the indemnification of the Company’s existing officers and directors and the liability insurance maintained by the Company;

•
the fact that the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate;

•
the fact that certain officers and directors of the Company are officers and directors of both Nabors and the Company, and Nabors and its affiliates have interests in e2 and in the Business Combination that differ from those of the Company’s shareholders, as described below;

•
the fact that concurrently with the signing of the Business Combination Agreement, e2 and Nabors Corporate Services, Inc., an affiliate of the Sponsor (“Nabors Corporate”), entered into the Corporate Services Agreement, pursuant to which Nabors Corporate may provide, if requested by e2, certain services related to compliance program support, investor relations support, United States human resources support and global tax support, among other things, to e2, and that such Corporate Services Agreement is not contingent upon the completion of the Business Combination, and consequently, Nabors and the officers, directors and investors in the Company who are officers, directors or investors in Nabors, may indirectly benefit from this arrangement;

•
the fact that Nabors and e2 previously entered into a memorandum of understanding on December 4, 2024 related to the parties’ intent to collaborate exclusively to market, distribute, and further develop e2’s Virtual Utility® System for use in oil and gas, concentrated solar power, and geothermal industries;

•
the fact that the Sponsor expects to appoint two directors to serve on the board of directors of New e2 (the “New e2 Board”) at the closing of the Business Combination that are affiliated with Nabors and the Company;

•
the fact that, pursuant to the Stockholder and Registration Rights Agreement to be entered into in connection with the closing of the Business Combination, by and among the post-Business Combination company (“New e2”), the Sponsor and certain former shareholders of the Company and unitholders of e2 (the “Stockholder and Registration Rights Agreement”), for so long as Nabors and its subsidiaries beneficially own at least 50% of the shares of Class A common stock, par value $0.0001 per share, of New e2 that Nabors and its subsidiaries own immediately following the closing of the Business Combination, (i) the Sponsor will have the right to nominate two directors to serve on the New e2 Board and (ii) the Sponsor and James Richmond will have the right to mutually agree to nominate one director to serve on the New e2 Board;

•
the fact that up to an aggregate amount of $1.5 million of any amounts outstanding under any loans our Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company to finance working capital deficit or transaction costs in connection with an initial business combination may be converted into Private Placement Warrants at the option of the lender and, if issued, such warrants would automatically convert into an equal number of warrants of the post-business combination company at a price of $1.00 per warrant;

•
the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Business Combination is not consummated on or before the Current Termination Date. As of the date of this proxy statement, there are no loans extended, fees due or outstanding out of pocket expenses for which the Company’s officers and directors or the Sponsor are awaiting reimbursement, except as described herein;

•
the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent auditors) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims; and
•
the fact that the Sponsor and the Company’s officers and directors, and their respective affiliates, will be reimbursed for out-of-pocket expenses incurred in connection with activities on the Company’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations, which expenses were approximately $      million as of           , 2025, the record date for the Shareholder Meeting. As of           , 2025, the amount in reimbursement the Sponsor and the Company’s officers and directors, and their respective affiliates may receive is           .

Additional information regarding the interests of the Sponsor and the Company’s officer and directors in the Business Combination will be contained in the proxy statement/prospectus to be filed with the SEC.
Redemption Rights
Pursuant to the A&R Memorandum and Articles of Association, holders of Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Trust Amendment Proposal. In connection with the Extension Amendment Proposal and the Trust Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Amendment, any shareholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $      per share as of         , 2025), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks Redemption as described in this section and the Extension Amendment Proposal is approved and implemented, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.
As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)
deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 4:00 p.m., Central Time, on          , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

The closing price of the Public Shares on         , 2025, the most recent practicable date prior to the date of this proxy statement, was $      per share. The cash held in the Trust Account on such date was approximately $      million (including interest not previously released to the Company to pay taxes) ($      per Public Share). Prior to exercising redemption rights, shareholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Shareholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy the Shareholder Meeting, and includes an unanimous written resolution. Pursuant to the Trust Agreement, the approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Shareholder Meeting and therefore will have the same effect as a vote “AGAINST” the Trust Amendment Proposal and no effect on the approval of the Extension Amendment Proposal.
If either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved, the Articles Amendment will not be implemented, and if an initial business combination is not completed on or before the Current Termination Date, the Company will be required by its A&R Memorandum and Articles of Association to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Ordinary Shares in favor of the Proposals being presented at the Shareholder Meeting. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class F Ordinary Shares or 20.0% of the issued and outstanding Ordinary Shares. The Company’s officers do not own any Ordinary Shares directly. As a result, in addition to the Class F Ordinary Shares, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 17,791,667 Public Shares (or approximately 58.3% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and at least 847,223 Public Shares (or approximately 2.8% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes and (ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 17,156,250 Public Shares (or approximately 56.3% of the Public Shares).
Full Text of the Extension Amendment Proposal
The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution, with effect from such date as may be determined by the Company’s board of directors in their sole discretion (such date being on or after the date of passing of this resolution), an amendment and restatement of the amended and restated memorandum and articles of association of the Company currently in effect by their deletion in their entity and the substitution in their place of the Second Amended and Restated Memorandum and Articles of Association annexed hereto.”
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, the Board has determined that both the Extension Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its shareholders. The Board has approved and declared advisable adoption of both the Extension Amendment Proposal and the Trust Amendment Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Extension Amendment Proposal and the Trust Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL
Overview
The Company is asking shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates or indefinitely if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal or the Trust Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal or if the Board otherwise determined before the Shareholder Meeting that additional time is necessary to effectuate the Extension or that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Amendment Proposal in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting. In such events, the Articles Amendment would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting, and includes an unanimous written resolution. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Ordinary Shares in favor of the Proposals being presented at the Shareholder Meeting. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class F Ordinary Shares or 20.0% of the issued and outstanding Ordinary Shares. The Company’s officers do not own any Ordinary Shares directly. As a result, in addition to the Class F Ordinary Shares, approval of the Adjournment Proposal will require the affirmative vote of at least 11,437,501 Public Shares (or approximately 37.5% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and no Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Full Text of the Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that additional time is necessary to effectuate the Monthly Extension Option or that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Amendment Proposal.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a discussion of the material U.S. federal income tax considerations for U.S. Holders (as defined below) of Public Shares who elect to have their Public Shares redeemed for cash if the Articles Amendment is implemented. This discussion applies only to Public Shares that are held by U.S. Holders as a “capital asset” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes (generally, property held for investment). This discussion is based on the provisions of the Code, U.S. Treasury regulations, administrative rules and judicial decisions, all as in effect on the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements set forth herein. We have not sought, and do not intend to seek, any rulings from the U.S. Internal Revenue Service (“IRS”) with respect to the statements made and the positions or conclusions described in this discussion. Such statements, positions and conclusions are not free from doubt, and there can be no assurance that your tax advisor, the IRS or a court will agree with such statements, positions and conclusions.
The following discussion does not purport to be a complete analysis of all potential tax effects to holders of Public Shares resulting from any redemptions of Public Shares. Furthermore, it does not address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their personal circumstances. In addition, this summary does not address the Medicare tax on certain investment income, U.S. federal estate or gift tax laws, any U.S. state or local or non-U.S. tax laws, any tax treaties or any tax considerations applicable to investors that may be subject to special treatment under the U.S. federal income tax laws, such as:
•
banks, insurance companies or other financial institutions;

•
tax-exempt or governmental organizations;

•
dealers in securities or foreign currencies;

•
persons whose functional currency is not the U.S. dollar;

•
traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;

•
partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;

•
persons deemed to sell our Public Shares under the constructive sale provisions of the Code;

•
persons that acquired our Public Shares through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

•
persons that hold our Public Shares as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

•
certain former citizens or long-term residents of the United States;

•
persons that actually or constructively hold 5% or more (by vote or value) of our Public Shares;

•
holders of our Class F Ordinary Shares and Private Placement Warrants; and

•
our officers or directors.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our Public Shares, the tax treatment of a partner in such partnership generally will depend upon the status of the partner, upon the activities of the partnership and upon certain determinations made at the partner level. Accordingly, partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding our Public Shares should consult with their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.
HOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS (INCLUDING ANY

POTENTIAL FUTURE CHANGES THERETO) TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY U.S. STATE OR LOCAL, NON-U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a holder that, for U.S. federal income tax purposes, is:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

Tax Effects for U.S. Holders of Exercising Redemption Rights
Generally
Subject to the passive foreign investment company (“PFIC”) rules discussed below, in the event that a U.S. Holder’s Public Shares are redeemed pursuant to the redemption provisions described in the subsection of this proxy statement entitled “The Extension Amendment Proposal and the Trust Amendment Proposal — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares, the U.S. Holder will be treated as described below under “— Gain or Loss on Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, the U.S. Holder will be treated as receiving a distribution from the Company with the tax consequences described below under “— Taxation of Redemption Treated as a Distribution.” Whether a redemption qualifies for sale treatment will depend largely on the total number of our shares treated as held directly, indirectly or constructively by the U.S. Holder (including any shares constructively owned by the U.S. Holder as a result of owning the Company’s warrants) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a distribution from the Company) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests is satisfied, a U.S. Holder takes into account not only Public Shares actually owned by the U.S. Holder, but also our shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include the Public Shares that could be acquired pursuant to the exercise of the Company’s warrants.
In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Since the Public Shares do not participate in the election of the Company’s board of directors prior to the initial business combination, the Public Shares might not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test might not be applicable.

There will be a complete termination of a U.S. Holder’s interest if either (i) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by the U.S. Holder are redeemed, the U.S. Holder is eligible to waive (and effectively waives in accordance with specific rules) the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other of our shares (including shares constructively owned by the U.S. Holder as a result of owning the Company’s warrants).
The redemption of Public Shares will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of a redemption.
If none of the foregoing tests is satisfied, the redemption will be treated as a distribution from the Company and the tax considerations will be as described below under “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of a U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its Company warrants or possibly in other Public Shares constructively owned by it.
Gain or Loss on Redemption Treated as a Sale of Public Shares
Subject to the PFIC rules discussed below, if a redemption of a U.S. Holder’s Public Shares is treated as a sale of such Public Shares, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received by such U.S. Holder in such redemption and (ii) such U.S. Holder’s adjusted tax basis in its Public Shares redeemed therefor. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares redeemed exceeds one year. It is unclear, however, whether the redemption rights with respect to the Public Shares may be deemed to be a limitation of a stockholder’s risk of loss and suspend the running of the applicable holding period of such stock for this purpose. If the running of the holding period for the Public Shares is suspended, U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment with respect to their Public Shares. If the one-year holding period requirement is not satisfied, any gain on the redemption of the Public Shares would be short-term capital gain that is taxed at regular ordinary income tax rates. Long-term capital gains of certain non-corporate U.S. Holders, including individuals, are generally subject to U.S. federal income tax at reduced rates. The deductibility of capital losses is subject to limitations.
U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Taxation of Redemption Treated as a Distribution
If a redemption of a U.S. Holder’s Public Shares is not treated as a sale of such Public Shares, the U.S. Holder generally will be treated as receiving a distribution of cash from the Company. Any such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a non-taxable return of capital to the extent of a U.S. Holder’s adjusted tax basis in its Public Shares that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of Public Shares and will be treated as described above under “— Gain or Loss on Redemption Treated as a Sale of Public Shares.”
Any portion of a distribution that is treated as a dividend paid by us will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. As discussed below, because the Company believes that it may be considered a PFIC, and if it is so treated, any portion a distribution that is treated as a dividend paid to a non-corporate U.S. Holder generally will not constitute a “qualified dividend” eligible for the lower applicable long-term capital gains rate. U.S. Holders should consult with their own tax advisors regarding the availability of the dividends received deduction or the lower preferential income tax rate for qualified dividend income for any redemption treated as a distribution.
Passive Foreign Investment Company Rules
In general, a foreign (i.e., non-U.S.) corporation will be treated as a PFIC with respect to a U.S. Holder in any taxable year in which, after applying certain look-through rules, either: (i) at least 75% of its gross income for such taxable year consists of passive income (e.g., dividends, interest, rents (other than rents derived from the active conduct of a trade or business), and gains from the disposition of passive assets); or (ii) the average percentage (ordinarily averaged quarterly over the year) by value of its assets during such taxable year that produce or are held for the production of passive income is at least 50%.
Because the Company is a blank-check company with no current active business, based upon the composition of our income and assets, and upon review of our financial statements, the Company believes that it may be considered a PFIC for the 2023 and 2024 taxable years and may be considered a PFIC for its current taxable year. Although our PFIC status is determined in each taxable year, an initial determination that we are a PFIC will generally apply for subsequent years to a U.S. Holder who held (or is deemed to have held) Public Shares while we were a PFIC, whether or not we are treated as a PFIC in those subsequent years.
If we are treated as a PFIC for any taxable year in which a U.S. Holder holds Public Shares and the U.S. Holder did not make either a timely qualified electing fund (“QEF”) election or a mark-to-market election (in either case, as described below), such U.S. Holder generally will be subject to special rules with respect to (i) any gain realized on the sale or other disposition of its Public Shares and (ii) any “excess distribution” (generally, the portion of any distributions received by such U.S. Holder during a taxable year in excess of 125% of the average annual distributions received by such U.S. Holder during the three preceding taxable years or, if shorter, such U.S. Holder’s holding period for the Public Shares). Under these rules:
•
the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Public Shares;

•
the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder realized the gain or received the excess distribution, or to the portion of the U.S. Holder’s holding period prior to the first day of our first taxable year in which we were a PFIC, will be taxed as ordinary income; and

•
the amount allocated to each of the other taxable years (or portions thereof) of the U.S. Holder will be subject to tax at the highest tax rate in effect for the U.S. Holder in that year, and an interest charge for the deemed deferral benefit will be imposed with respect to the resulting tax attributable to each such other taxable year (or portion thereof).

In general, if we are treated as a PFIC, a U.S. Holder may be able to avoid the PFIC tax consequences described above in respect of our Public Shares by making a timely and valid QEF election (if eligible to do so) in the first taxable year in which the U.S. Holder held (or was deemed to hold) Public Shares in which we are classified as a PFIC or, if in a later taxable year, by making a timely and valid QEF election together with a purging election (as described below). If a U.S. Holder makes a timely QEF election with respect to our Public Shares, each year such U.S. Holder will be required to include in its income its pro rata share of our net capital gains (as long-term capital gain) and our ordinary earnings (as ordinary income), if any, for our taxable year that ends with or within the taxable year of the U.S. Holder, regardless of whether or not we make distributions to such U.S. Holder (although a U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge). Such U.S. Holder’s adjusted tax basis in our Public Shares will be increased to reflect taxed but undistributed earnings and profits. Distributions of earnings and profits that had been previously taxed will result in a corresponding reduction in the adjusted tax basis in the Public Shares and will not be taxed again once distributed. A U.S. Holder that has made a timely QEF election with respect to our Public Shares will generally recognize capital gain or loss on the sale or other disposition of our Public Shares, and no additional tax or interest charge will be imposed under the PFIC rules.
The QEF election is made on a shareholder-by-shareholder basis and, once made, will apply to all subsequent taxable years of the U.S. Holder during which it holds Public Shares, unless we cease to be a PFIC or unless revoked by the U.S. Holder with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621, including the information provided in a PFIC annual information statement (discussed below), to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult with their own tax advisors regarding the availability and tax consequences of a retroactive QEF election in their particular circumstances.
In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, upon written request by a U.S. Holder, we will endeavor to provide to such U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable such U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.
A U.S. Holder that does not make a timely QEF election in the first taxable year (or portion thereof) in which we are a PFIC that is included in the holding period of such U.S. Holder may be able to mitigate the adverse PFIC tax consequences by making a QEF election in a subsequent taxable year and simultaneously making a purging election under the PFIC rules. Under one type of purging election, the U.S. Holder will be deemed to have sold its Public Shares at their fair market value, and any gain recognized on such deemed sale will be treated as an excess distribution, as described above. As a result of this purging election, the U.S. Holder will have additional basis (to the extent of any gain recognized on the deemed sale). U.S. Holders are strongly urged to consult with their own tax advisors regarding the application of the rules governing purging elections to their particular circumstances.
Alternatively, if a U.S. Holder makes a valid mark-to-market election for the first taxable year of the U.S. Holder in which the U.S. Holder holds (or is deemed to hold) our Public Shares and in which we are treated as a PFIC, such U.S. Holder generally will not be subject to the PFIC rules described above in respect of Public Shares. Instead, in general, such U.S. Holder will include as ordinary income in each taxable year the excess, if any, of the fair market value of its Public Shares at the end of the taxable year over its adjusted basis in its Public Shares. These amounts of ordinary income would not be eligible for the favorable tax rates applicable to qualified dividend income or long-term capital gains. Such U.S. Holder also will be permitted an ordinary loss in respect of the excess, if any, of its adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of the taxable year, but only to the extent of the net amount previously included in income as a result of the mark-to-market election. Such U.S. Holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts. Any gain recognized by such U.S. Holder on a sale or other disposition of its Public Shares will be treated as ordinary income, and any loss recognized on the sale or other disposition of its Public Shares will be treated as ordinary loss to the extent that such loss does not exceed the net mark-to-market gains previously included by the U.S. Holder.
The rules dealing with PFICs and with the QEF, purging and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Public Shares are strongly urged to consult with their own tax advisors regarding the application of the PFIC rules to them in their particular circumstances.
Information Reporting and Backup Withholding
Information reporting requirements generally will apply to amounts received by a U.S. Holder unless the U.S. Holder is an exempt recipient and certifies to such exempt status. Backup withholding may apply to such amounts if the U.S. Holder fails to provide a taxpayer identification number or a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund generally may be obtained, provided that the required information is timely furnished to the IRS.
THE FOREGOING DISCUSSION IS NOT A COMPREHENSIVE DISCUSSION OF ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF ANY REDEMPTION TO HOLDERS OF PUBLIC SHARES, AND IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY U.S. STATE OR LOCAL OR NON-U.S. JURISDICTION. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF ANY REDEMPTION TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. INCOME AND OTHER TAX LAWS (AND OF ANY POTENTIAL FUTURE CHANGES THERETO).

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY
References in this section to “we,” “our,” or “us” refer to Nabors Energy Transition Corp.
General
We are a blank check company incorporated on April 12, 2023 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, involving the Company and one or more businesses or entities, which we refer to throughout this proxy statement as our initial business combination. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies. We have also neither engaged in any operations nor generated any revenue to date.
Our Sponsor is an affiliate of Nabors, which owns and operates one of the world’s largest land-based drilling rig fleets and provides offshore platform rigs and related services in the United States and several international markets.
IPO and Private Placement
On July 18, 2023, the Company consummated its IPO of 30,500,000 Units at $10.00 per Unit, generating gross proceeds of approximately $305.0 million. Each Unit consists of one Class A Ordinary Share and one-half of one redeemable Public Warrant, with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The securities in the IPO were registered under the Securities Act, on a registration statement on Form S-1 (No. 333-272810). The SEC declared the registration statement effective on July 13, 2023.
Simultaneously with the closing of the IPO, the Company consummated the sale of 9,540,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $9.54 million.
Simultaneously with the closing of the IPO, the direct or indirect owners of the Sponsor loaned the Company an aggregate of $3.05 million, and in exchange, the Company issued unsecured promissory notes to each lender for an aggregate principal amount of $3.05 million.
Following the closing of the IPO, $308,050,000 from the net proceeds of the sale of the Units in the IPO, the sale of the Private Placement Warrants and the Overfunding Loans were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, or in an interest bearing demand deposit account until the earlier of: (i) the completion of its initial business combination and (ii) the distribution of the Trust Account.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s Ordinary Shares as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s Ordinary Shares, by:
•
each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding Ordinary Shares;

•
each of the Company’s officers and directors; and

•
all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 38,125,000 Ordinary Shares, consisting of (i) 30,500,000 Class A Ordinary Shares, (ii) 7,625,000 Class F Ordinary Shares and (iii) no Class B Ordinary Shares, issued and outstanding as of the Record Date. The table below does not reflect record or beneficial ownership of any Ordinary Shares issuable upon exercise of the warrants because these securities are not exercisable within 60 days of the Record Date.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.
Name and Address of Beneficial Owner(1)	Class A Ordinary Shares	Class F Ordinary Shares	Approximate Percentage of Outstanding Ordinary Shares
Nabors Energy Transition Sponsor II LLC(2)(3)	7,475,000	—	19.6%
Wealthspring Capital LLC(4)	3,250,848	—	8.5%
HGC Investment Management Inc.(5)	2,702,996	—	7.1%
First Trust Merger Arbitrage Fund(6)	2,608,827	—	6.8%
First Trust Capital Management L.P.(6)	2,790,622	—	7.3%
Anthony G. Petrello(2)(3)	—	7,475,000	19.6%
William J. Restrepo(3)(7)	1,000	—	*
Guillermo Sierra(3)	—	—	—
Colleen Calhoun(2)	—	50,000	*
Stephen M. Trauber(2)(3)	—	50,000	*
Colin Richardson(2)	—	50,000	*
All executive officers and directors as a group (6 individuals)	1,000	7,625,000	20.0%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 515 West Greens Road, Suite 1200, Houston, Texas 77067.

(2)
Interests shown consist solely of Class F Ordinary Shares. Such shares will automatically convert into Class B Ordinary Shares at the time of our initial business combination on a one-for-one basis, or earlier at the option of the holder, subject to forfeiture and surrender. Prior to and following our initial business combination, each Class B Ordinary Share will be convertible, at the option of the holder, into one of our Class A Ordinary Shares, subject to adjustment.

(3)
The Sponsor is the record owner of the shares reported herein. Sponsor is a Cayman Islands limited liability company and affiliate of Nabors. The Sponsor is managed by Nabors Lux and owned by Nabors

Lux and Greens Road. Greens Road is controlled by Anthony G. Petrello, our President, Chief Executive Officer, Secretary and Chairman and the Chairman, President, Chief Executive Officer and director of Nabors. Greens Road is owned primarily by certain members of our management team, including Anthony G. Petrello, William J. Restrepo, our Chief Financial Officer, and Guillermo Sierra, our Vice President — Energy Transition, and Stephen M. Trauber, our independent director. Each of Anthony G. Petrello, William J. Restrepo, Guillermo Sierra and Stephen M. Trauber disclaim any beneficial ownership of securities held by Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(4)
According to Schedule 13G filed with the SEC on January 10, 2024 on behalf of Wealthspring Capital LLC, a Delaware limited liability company (“Wealthspring”), and Matthew Simpson, a U.S. citizen and manager of Wealthspring, each of Wealthspring and Matthew Simpson may be deemed to beneficially own the shares reported herein. The business address for Wealthspring and Matthew Simpson is 2 Westchester Park Drive, Suite 108, West Harrison NY 10604.

(5)
According to Schedule 13G filed with the SEC on February 14, 2024 on behalf of HGC Investment Management Inc., a company incorporated under the laws of Canada (“HGC”), HGC serves as the investment manager to The HGC Fund LP, an Ontario limited partnership (the “Fund”), with respect to the Class A Ordinary Shares held by HGC on behalf of the Fund. The business address of HGC is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(6)
According to Schedule 13G/A filed with the SEC on November 15, 2024 on behalf of First Trust Merger Arbitrage Fund, a series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940 (“VARBX”), First Trust Capital Management L.P., an investment adviser registered with the SEC (“FTCM”) that provides investment advisory services to certain client accounts (collectively, the “Client Accounts”), First Trust Capital Solutions L.P., a Delaware limited partnership and control person of FTCM (“FTCS”) and FTCS Sub GP LLC, a Delaware limited liability company and control person of FTCM (“Sub GP”), as investment adviser to the Client Accounts, FTCM has the authority to invest the funds of the Client Accounts in securities (including the Ordinary Shares) as well as the authority to purchase, vote and dispose of securities, and may thus be deemed the beneficial owner of any Ordinary Shares held in the Client Accounts. FTCS and Sub GP may be deemed to control FTCM and therefore may be deemed to be beneficial owners of the Ordinary Shares reported herein. No one individual controls FTCS or Sub GP. FTCS and Sub GP do not own any Ordinary Shares for their own accounts. The principal business address of FTCM, FTCS and Sub GP is 225. W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.

(7)
Represents 1,000 Class A Ordinary Shares indirectly beneficially owned by William J. Restrepo through his child. William J. Restrepo disclaims beneficial ownership of such securities except to the extent of his direct ownership and pecuniary interest therein.

HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Nabors Energy Transition Corp. II, 515 West Greens Road, Suite 1200, Houston, TX 77067, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact the Company in writing at Nabors Energy Transition Corp. II, 515 West Greens Road, Suite 1200, Houston, TX 77067 or by telephone at (817) 698-9901.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing NETD.info@investor.sodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than       , 2025.

ANNEX A
THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
SECOND AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
NABORS ENERGY TRANSITION CORP. II
(ADOPTED BY SPECIAL RESOLUTION DATED [•], 2025 AND EFFECTIVE ON [•], 2025)

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
SECOND AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
NABORS ENERGY TRANSITION CORP. II
(ADOPTED BY SPECIAL RESOLUTION DATED [•], 2025 AND EFFECTIVE ON [•], 2025)
1
The name of the Company is Nabors Energy Transition Corp. II.

2
The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4
The liability of each Member is limited to the amount unpaid on such Member’s shares.

5
The share capital of the Company is US$60,500 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 50,000,000 Class B ordinary shares of a par value of US$0.0001 each, 50,000,000 Class F ordinary shares of a par value of US$0.0001 each and 5,000,000 preference shares of a par value of US$0.0001 each.

6
The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7
Capitalised terms that are not defined in this Second Amended and Restated Memorandum of Association bear the respective meanings given to them in the Second Amended and Restated Articles of Association of the Company.

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
SECOND AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
NABORS ENERGY TRANSITION CORP. II
(ADOPTED BY SPECIAL RESOLUTION DATED [•], 2025 AND EFFECTIVE ON [•], 2025)
1
Interpretation

1.1
In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Affiliate”	in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.
“Applicable Law”	means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.
“Articles”	means these second amended and restated articles of association of the Company.
“Audit Committee”	means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).
“Business Combination”	means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) as long as the securities of the Company are listed on the Nasdaq Global Market, must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the net assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the signing of the definitive agreement to enter into such Business Combination; and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

“business day”	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.
“Clearing House”	means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.
“Class A Share”	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Class B Share”	means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Class F Share”	means a Class F ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Company”	means the above named company.
“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).
“Compensation Committee”	means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the Nasdaq Global Market.
“Directors”	means the directors for the time being of the Company.
“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
“Electronic Communication”	means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.
“Electronic Record”	has the same meaning as in the Electronic Transactions Act.
“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.
“Equity-linked Securities”	means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.
“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.
“Founders”	means all Members immediately prior to the consummation of the IPO.
“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.

“IPO”	means the Company’s initial public offering of securities.
“Member”	has the same meaning as in the Statute.
“Memorandum”	means the second amended and restated memorandum of association of the Company.
“Nominating and Corporate Governance Committee”	means the nominating and corporate governance committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Officer”	means a person appointed to hold an office in the Company.
“Ordinary Resolution”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.
“Over-Allotment Option”	means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.
“Overfunding Loan”	means a loan made by the Sponsor or an affiliate or designee to the Company in connection with the closing of the IPO.
“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.
“Public Share”	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.
“Redemption Notice”	means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.
“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.
“Registered Office”	means the registered office for the time being of the Company.
“Representative”	means a representative of the Underwriters.
“Seal”	means the common seal of the Company and includes every duplicate seal.
“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.
“Share”	means a Class A Share, a Class B Share, a Class F Share or a Preference Share and includes a fraction of a share in the Company.
“Special Resolution”	subject to Article 29.4, has the same meaning as in the Statute, and includes a unanimous written resolution.
“Sponsor”	means Nabors Energy Transition Sponsor II LLC, a Cayman Islands Limited Liability Corporation, and its successors or assigns.
“Statute”	means the Companies Act (As Revised) of the Cayman Islands.

“Tax Representative”	means such person as any Director shall designate from time to time.
“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.
“Trust Account”	means the trust account established by the Company upon the consummation of the IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO and the Overfunding Loan, were deposited.
“Underwriter”	means an underwriter of the IPO from time to time and any successor underwriter.

1.2
In the Articles:

(a)
words importing the singular number include the plural number and vice versa;

(b)
words importing the masculine gender include the feminine gender;

(c)
words importing persons include corporations as well as any other legal or natural person;

(d)
“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)
“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)
the term “and/or” is used to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)
headings are inserted for reference only and shall be ignored in construing the Articles;

(j)
any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)
any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)
sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)
the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)
the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2
Commencement of Business

2.1
The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2
The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3
Issue of Shares and other Securities

3.1
Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Share Conversion set out in the Articles.

3.2
The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3
The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the Securities and Exchange Commission and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

3.4
The Company shall not issue Shares to bearer.

4
Register of Members

4.1
The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2
The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5
Closing Register of Members or Fixing Record Date

5.1
For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2
In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6
Certificates for Shares

6.1
A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2
The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4
Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5
Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7
Transfer of Shares

7.1
Subject to the terms of the Articles, any Member may transfer all or any of their Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option, warrant or unit.

7.2
The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.
8
Redemption, Repurchase and Surrender of Shares

8.1
Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)
Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

(b)
Class F Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration on a pro-rata basis to the extent that the Over-Allotment Option is not exercised in full so that the Sponsor will own 20% of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)
Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.

8.2
Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.3
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4
The Directors may accept the surrender for no consideration of any fully paid Share.

9
Treasury Shares

9.1
The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2
The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10
Variation of Rights of Shares

10.1
Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of the respective class), or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one-third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.
10.2
For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11
Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of that person subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.
12
Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.
13
Lien on Shares

13.1
The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or their estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2
The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within 14 clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3
To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or their nominee shall be registered as the holder of the Shares comprised in any such transfer, and they shall not be bound to see to the application of the purchase money, nor shall their title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4
The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14
Call on Shares

14.1
Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least 14 clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon them notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2
A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4
If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5
An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6
The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7
The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by that Member, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8
No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15
Forfeiture of Shares

15.1
If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than 14 clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2
If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3
A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4
A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by that person to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but that person’s liability shall cease if and when the Company shall have received payment in full of all monies due and payable by them in respect of those Shares.

15.5
A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall their title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6
The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16
Transmission of Shares

16.1
If a Member dies, the survivor or survivors (where they were a joint holder), or their legal personal representatives (where they were a sole holder), shall be the only persons recognised by the Company as having any title to the deceased Member’s Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which the Member was a joint or sole holder.

16.2
Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by that person to the Company, either to become the holder of such Share or to have some person nominated by them registered as the holder of such Share. If they elect to have another person registered as the holder of such Share they shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution, as the case may be.

16.3
A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which they would be entitled if they were the holder of such Share. However, they shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered or to have some person nominated by them registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within 90 days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17
Share Conversion

17.1
The rights attaching to the Class A, Class B Shares and Class F Shares shall rank pari passu in all respects other than in respect to voting pursuant to Article 23.1, and the Class A Shares, Class B Shares and Class F Shares shall vote together as a single class on all matters (subject to the Variation of

Rights of Shares Article and the Appointment and Removal of Directors Article hereof) with the exception that the holder of a Class F Share and Class B Share shall have the conversion rights referred to in this Article.
17.2
Class F Shares are convertible into Class B Shares on a one-for-one basis (the “Initial Conversion Ratio”) and shall automatically convert into Class B Shares at the time of the closing of the Business Combination, or earlier at the option of the holder. Class B Shares are convertible into Class A Shares at the Initial Conversion Ratio and shall be convertible at the option of the holder into Class A Share prior to and following the closing of the Business Combination.

17.3
Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares, or any Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the consummation of a Business Combination, the ratio at which Class F Shares shall convert into Class B Shares or Class B Shares shall convert into Class A Shares, as applicable, will be adjusted (unless the holders of a majority of the outstanding Class F Shares and Class B Shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class B Shares or Class A Shares, as applicable, issuable upon conversion thereof will equal, in the aggregate, on an as-converted basis, 20% of the sum of all Class A Shares and Class F Shares outstanding upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor or its Affiliates upon conversion of working capital loans made to the Company and the Overfunding Loan.

17.4
Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class F Shares and Class B Shares then issued and outstanding consenting or agreeing together as a single class (and, for purposes of 17.4, voting on a fully diluted basis such that each Class F Share shall be entitled to ten votes).

17.5
The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the then issued and outstanding Class F Shares and Class B Shares.

17.6
Each Class F Share shall convert into its pro rata number of Class B Shares pursuant to this Article. The pro rata share for each holder of Class F Shares will be determined as follows: each Class F Share shall convert into such number of Class B Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class B Shares into which all of the Class F Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class F Shares in issue at the time of conversion.

17.7
Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

17.8
References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class F Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class B Shares into which the Class F Shares have been converted or exchanged at a price per Class F Share necessary to give effect to a conversion or exchange calculated on the basis that the Class B Shares to be issued as part of the conversion or exchange will be issued at par. The Class B Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.
17.9
References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.10
Notwithstanding anything to the contrary in this Article, in no event may any Class F Share convert into Class B Shares, or any Class B Shares convert into Class A Shares, at a ratio that is less than one-for-one.

18
Amendments of Memorandum and Articles of Association and Alteration of Capital

18.1
The Company may by Ordinary Resolution:

(a)
increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)
consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)
convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)
by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)
cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2
All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3
Subject to the provisions of the Statute, and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 29.4, the Company may by Special Resolution:

(a)
change its name;

(b)
alter or add to the Articles;

(c)
alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)
reduce its share capital or any capital redemption reserve fund.

19
Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.
20
General Meetings

20.1
All general meetings other than annual general meetings shall be called extraordinary general meetings.

20.2
The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

20.3
The Directors, the chief executive officer or the chairperson of the board of Directors may call general meetings, and they shall on a Members’ requisition forthwith proceed to convene an extraordinary general meeting of the Company.

20.4
A Members’ requisition is a requisition of Members holding at the date of deposit of the requisition not less than 10% in par value of the issued Shares which as at that date carry the right to vote at general meetings of the Company.

20.5
The Members’ requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

20.6
If there are no Directors as at the date of the deposit of the Members’ requisition or if the Directors do not within 21 days from the date of the deposit of the Members’ requisition duly proceed to convene a general meeting to be held within a further 21 days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of the requisitionists, may themselves convene a general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said 21 day period.

20.7
A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

20.8
Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

21
Notice of General Meetings

21.1
At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)
in the case of an annual general meeting, by all of the Members entitled to attend and vote at the meeting; and

(b)
in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

21.2
The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22
Proceedings at General Meetings

22.1
No business shall be transacted at any general meeting unless a quorum is present. The holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2
A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3
A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4
If a quorum is not present within half an hour from the time appointed for the meeting to commence or if during such a meeting a quorum ceases to be present, the meeting, if convened upon a Members’ requisition, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

22.5
The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairperson of a general meeting of the Company or, if the Directors do not make any such appointment, the chairperson, if any, of the board of Directors shall preside as chairperson at such general meeting. If there is no such chairperson, or if the person shall not be present within 15 minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairperson of the meeting.

22.6
If no Director is willing to act as chairperson or if no Director is present within 15 minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairperson of the meeting.

22.7
The chairperson may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8
When a general meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9
If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

22.10
When a general meeting is postponed for 30 days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

22.11
A resolution put to the vote of the meeting shall be decided on a poll.

22.12
A poll shall be taken as the chairperson directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.13
A poll demanded on the election of a chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairperson of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.14
In the case of an equality of votes the chairperson shall be entitled to a second or casting vote.

23
Votes of Members

23.1
Prior to the consummation of a Business Combination, and subject to any rights or restrictions attached to any Shares, including as set out at Article 29.4, every Member present in any such manner shall have one vote for every Share of which they are the holder. Following the consummation of a Business Combination, and subject to any rights or restrictions attached to any Shares, every holder of a Class A Share present in any such manner shall have one vote for every Class A Share of which they are the holder and every holder of a Class B Share present in any such manner shall have ten votes for every Class B Share of which they are the holder.

23.2
In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3
A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by their committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

23.4
No person shall be entitled to vote at any general meeting unless they are registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by them in respect of Shares have been paid.

23.5
No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairperson whose decision shall be final and conclusive.

23.6
Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7
A Member holding more than one Share need not cast the votes in respect of their Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing the proxy, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which they are appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which they are appointed.

24
Proxies

24.1
The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of their attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2
The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

24.3
The chairperson may in any event at their discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairperson, shall be invalid.

24.4
The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5
Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

25
Corporate Members

25.1
Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which they represent as the corporation could exercise if it were an individual Member.

25.2
If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

26
Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.
27
Directors

27.1
There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

27.2
The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as the Statute or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until their successor shall have been appointed and qualified.
28
Powers of Directors

28.1
Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2
All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3
The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to their surviving spouse, civil partner or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

28.4
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29
Appointment and Removal of Directors

29.1
Prior to the consummation of a Business Combination, where there are Class F Shares in issue, the Company may by Ordinary Resolution of the holders of the Class F Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class F Shares remove any Director. For the avoidance of doubt, prior to the consummation of a Business Combination, holders of Class A Shares or the Class B Shares shall have no right to vote on the appointment or removal of any Director.

29.2
The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

29.3
After the consummation of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

29.4
Prior to the consummation of a Business Combination, Article 29.1 may only be amended by a Special Resolution passed by at least 90% of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been given, or by way of unanimous written resolution.

30
Vacation of Office of Director

The office of a Director shall be vacated if:
(a)
the Director gives notice in writing to the Company that they resign the office of Director; or

(b)
the Director is absent (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that they have by reason of such absence vacated office; or

(c)
the Director dies, becomes bankrupt or makes any arrangement or composition with their creditors generally; or

(d)
the Director is found to be or becomes of unsound mind; or

(e)
all of the other Directors (being not less than two in number) determine that the Director should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

31
Proceedings of Directors

31.1
The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

31.2
Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairperson shall have a second or casting vote.

31.3
A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairperson is located at the start of the meeting.

31.4
A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

31.5
A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

31.6
The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

31.7
The Directors may elect a chairperson of their board and determine the period for which they are to hold office; but if no such chairperson is elected, or if at any meeting the chairperson is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairperson of the meeting.

31.8
All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9
A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by that Director. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

32
Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless their dissent shall be entered in the minutes of the meeting or unless they shall file their written dissent from such action with the person acting as the chairperson or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.
33
Directors’ Interests

33.1
A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with their office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2
A Director may act on their own or by, through or on behalf of their firm in a professional capacity for the Company and they or their firm shall be entitled to remuneration for professional services as if they were not a Director.

33.3
A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by them as a director or officer of, or from their interest in, such other company.

33.4
No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which they are interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by them at or prior to its consideration and any vote thereon.

33.5
A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which they have an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

34
Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.
35
Delegation of Directors’ Powers

35.1
The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.2
The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.3
The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

35.4
The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.5
The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in them.

35.6
The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of their appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate their office at any time if they give notice in writing to the Company that they resign their office.

36
No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.
37
Remuneration of Directors

37.1
The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

37.2
The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond that Director’s ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to their remuneration as a Director.

38
Seal

38.1
The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

38.2
The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

38.3
A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over their signature alone to any document of the Company required to be authenticated by them under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

39
Dividends, Distributions and Reserve

39.1
Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

39.2
Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any

Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.
39.3
The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by the Member to the Company on account of calls or otherwise.

39.4
The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

39.5
Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

39.6
The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

39.7
Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

39.8
No Dividend or other distribution shall bear interest against the Company.

39.9
Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

40
Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

41
Books of Account

41.1
The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

41.2
The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

41.3
The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

42
Audit

42.1
The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

42.2
Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

42.3
If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

42.4
The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

42.5
If the office of Auditor becomes vacant by resignation or death of the Auditor, or by their becoming incapable of acting by reason of illness or other disability at a time when their services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

42.6
Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

42.7
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

42.8
At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

43
Notices

43.1
Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, telex, fax or email to such Member or to such Member’s address as shown in the Register of Members (or where the notice is given by email by sending it to the email address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

43.2
Where a notice is sent by:

(a)
courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)
post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)
telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)
email or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the email to the email address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the email to be acknowledged by the recipient; and

(e)
placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

43.3
A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

43.4
Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves because they are a legal personal representative or a trustee in bankruptcy of a Member where the Member but for their death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

44
Winding Up

44.1
If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)
if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)
if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

44.2
If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

45
Indemnity and Insurance

45.1
Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

45.2
The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

45.3
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

46
Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, by resolution of the Directors and subject to the provisions of the Statute, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands (including, but not limited to, the approval of the organisational documents of the Company in such other jurisdiction). In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies in the Cayman Islands to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.
48
Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.
49
Business Combination

49.1
Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

49.2
Prior to the consummation of a Business Combination, the Company shall either:

(a)
submit such Business Combination to its Members for approval; or

(b)
provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

49.3
If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

49.4
At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

49.5
Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of theirs or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company), divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.
49.6
A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

49.7
Notwithstanding any other provision of the Articles and the prospectus relating to the IPO, the Company shall consummate a Business Combination by July 18, 2025, provided however that if the board of Directors anticipates that the Company may not be able to consummate a Business Combination by July 18, 2025, the Company may, by resolution of the board of Directors if requested by the Sponsor, without the need for any further approval of the Members, extend the period of time to consummate a Business Combination up to twelve (12) times, each by an additional one (1) month (for a total of up to twelve (12) months until July 18, 2026) (each such month, a “Monthly Extension Period”) to complete a Business Combination, subject to the Sponsor (or its affiliates or designees) depositing additional funds into the Trust Account, for each one (1) month period, the lesser of (x) US$250,000 and (y) an amount equal to US$0.02 for each Public Share that is not redeemed immediately preceding such Monthly Extension Period (each, a “Monthly Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note. In the event that the Company does not consummate a Business Combination by July 18, 2025, or (in the case of twelve (12) valid extensions of an additional one (1) month), July 18, 2026, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to US$100,000 of interest that may be released to the Company to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
49.8
In the event that any amendment is made to the Articles:

(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by July 18, 2025 (or, if the board of Directors has resolved to extend the period of time to consummate a Business Combination as described in Article 49.7, up to July 18, 2026), such later time as the Members may approve in accordance with the Articles; or

(b)
with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes paid or payable) earned on the funds held in the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company), divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.
49.9
A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

49.10
Except in connection with the conversion of either Class F Shares into Class B Shares or Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)
receive funds from the Trust Account; or

(b)
vote as a class with Public Shares on a Business Combination.

49.11
The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)
any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)
any Director or Officer and any Affiliate of such Director or Officer.

49.12
A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

49.13
As long as the securities of the Company are listed on the Nasdaq Global Market, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80% of the net assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be effectuated with another blank cheque company or a similar company with nominal operations.

49.14
The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to consummate a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

50
Certain Tax Forms

The Tax Representative is authorised to prepare and file, or cause to be prepared and filed, U.S. IRS Form SS-4, Form 8832 and Form W-8 BEN-E and such other tax forms as are required to be prepared and filed with the U.S. Internal Revenue Service or any other governmental authorities or required to be provided to a requestor of any such form in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or Officer. The Company further ratifies and approves any such tax forms prepared and filed by any Tax Representative prior to the date of the Articles.

Business Opportunities

51.1
To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself or themself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

51.2
Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

51.3
To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

52
Exclusive Jurisdiction and Forum

52.1
Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum, the Articles or otherwise related in any way to each Member’s shareholding in the Company, including but not limited to:

(a)
any derivative action or proceeding brought on behalf of the Company;

(b)
any action asserting a claim of breach of any fiduciary or other duty owed by any current or former Director, Officer or other employee of the Company to the Company or the Members;

(c)
any action asserting a claim arising pursuant to any provision of the Statute, the Memorandum or the Articles; or

(d)
any action asserting a claim against the Company governed by the “Internal Affairs Doctrine” (as such concept is recognised under the laws of the United States of America).

52.2
Each Member irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.

52.3
Without prejudice to any other rights or remedies that the Company may have, each Member acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum.

52.4
This Article 52 shall not apply to any action or suits brought to enforce any liability or duty created by the U.S. Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

ANNEX B
AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT
This Amended and Restated Investment Management Trust Agreement (this “Agreement”) is made effective as of [•], 2025 by and between Nabors Energy Transition Corp. II, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”) and amends and restates in its entirety that certain Investment Management Trust Agreement, dated as of July 13, 2023, by and between the Company and the Trustee (the “Existing Agreement”).
WHEREAS, the Company’s registration statement on Form S-1, (File No. 333-272810) (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one warrant, each whole warrant entitling the holder thereof to purchase one Ordinary Share (such initial public offering hereinafter referred to as the “Offering”), has been declared effective on July 13, 2023 by the U.S. Securities and Exchange Commission;
WHEREAS, on July 18, 2023, the Company consummated the Offering;
WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Wells Fargo Securities, LLC as representatives (the “Representatives”) of the several underwriters (the “Underwriters”) named therein;
WHEREAS, in order to ensure that the amount in the Trust Account (as defined below) as of the closing of the Offering is $10.10 per Ordinary Share issued in the Offering, Nabors Energy Transition Sponsor II LLC (the “Sponsor”) (or its affiliates or designees) has agreed to lend the Company $3,000,000 (and up to an additional $450,000 if the Underwriters’ over-allotment option is exercised in full) (the “Overfunding Loan”), and such loans will be repaid upon the closing of a Business Combination (as defined below) or converted into warrants of the post-business combination entity at a price of $1.00 per warrant (or any combination thereof), at the Sponsor’s (or its affiliate’s or designee’s) discretion;
WHEREAS, as described in the Registration Statement, $308,050,000 of the gross proceeds of the Offering, the Overfunding Loan and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Ordinary Shares included in the Units issued in the Offering (the amount to be delivered to the Trustee and any Monthly Extension Payments (as defined below) (and any interest subsequently earned thereon) are collectively referred to herein as the “Property,” the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders and the Company will be referred to together as the “Beneficiaries”);
WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $10,675,000 is attributable to deferred underwriting discounts and commissions that may be payable by the Company to the Underwriters upon and concurrently with the consummation of the Business Combination (the “Deferred Discount”) unless otherwise waived;
WHEREAS, if a Business Combination (as defined below) is not consummated by July 18, 2025, upon the request of Sponsor, the Company may extend the period of time the Company has to consummate its initial Business Combination (as defined below) by up to twelve total additional months (or within 36 months from the consummation of the Offering) (each such month, a “Monthly Extension Period”), provided, that for each Monthly Extension Period, the Sponsor (or its affiliates or designees) deposits into the Trust Account an amount equal to the lesser of (i) $250,000 and (ii) $0.02 for each public share that is not redeemed immediately preceding such Monthly Extension Period (each, a “Monthly Extension Payment”), in exchange for a non-interest bearing, unsecured promissory note;
WHEREAS, pursuant to Section 7(c) of the Existing Agreement, the Company has obtained the affirmative vote of holders of at least sixty-five percent (65%) of the then outstanding Ordinary Shares, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, voting together as a single class, approving entry into this Agreement by the Company; and

WHEREAS, the Company and the Trustee desire to enter into this Agreement which shall amend and restate the Existing Agreement in its entirety.
NOW THEREFORE, IT IS AGREED:
1.   Agreements and Covenants of Trustee.   The Trustee hereby agrees and covenants to:
(a)   Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account established by the Trustee in the United States at a J.P. Morgan Chase Bank, N.A. (or at another U.S.-chartered commercial bank with consolidated assets of $100 billion or more) and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;
(b)   Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;
(c)   In a timely manner, upon the written instruction of the Company, invest and reinvest the Property (i) in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations, as determined by the Company or (ii) in an interest bearing demand deposit account, each until the earlier of: (x) the consummation of an initial Business Combination and (y) the distribution of the Trust Account; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder; and while account funds are invested or uninvested, the Trustee may earn bank credits and other consideration;
(d)   Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;
(e)   Promptly notify the Company and the Representatives of all communications received by the Trustee with respect to any Property requiring action by the Company;
(f)   Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account;
(g)   Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;
(h)   Render to the Company monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;
(i)   Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) in the event that a Termination Letter has not been received by the Trustee prior to the earlier of (I) upon the date which is the latest to occur of (1) 24 months after the closing of the Offering, or such later date upon the effectuation of a Monthly Extension Period (each such date, a “Deadline”) pursuant to the terms of the Company’s second restated memorandum and articles of association (the “Memorandum and Articles”), (2) such earlier liquidation date as the Board may approve and (3) such later date as may be approved by the Company’s shareholders in accordance with the Memorandum and Articles and (II) upon the end of a 30-day cure period after the date a Monthly Extension Payment was required to be deposited in the Trust Account as a condition for a Monthly

Extension Period but such Monthly Extension Payment was not deposited, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (net of taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Shareholders of record as of such date;
(j)   Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal Instruction”), withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to pay any taxes of the Company, which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such taxes, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution, so long as there is no reduction in the principal amount per share initially deposited in the Trust Account; provided, further, that if the tax to be paid is a franchise tax, the written request by the Company to make such distribution shall be accompanied by a copy of the franchise tax bill from the State of Delaware for the Company and a written statement from the principal financial officer of the Company setting forth the actual amount payable (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;
(k)   Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute on behalf of the Company the amount requested by the Company to be used to redeem Ordinary Shares from Public Shareholders properly submitted in connection with a shareholder vote to approve an amendment to the Memorandum and Articles (A) in a manner that would affect the substance or timing of the Company’s obligation to redeem one hundred percent (100%) of its public Ordinary Shares if the Company has not consummated an initial Business Combination within such time as is described in the Memorandum and Articles or (B) with respect to any other material provision relating to the rights of holders of Ordinary Shares or pre-initial Business Combination activity. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request;
(l)   Not make any withdrawals or distributions from the Trust Account other than pursuant to Sections 1(i), 1(j) or 1(k) above; and
(m)   Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least five business days prior to the applicable Deadline, signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to such Deadline, follow the instructions set forth in the Extension Letter.
2.   Agreements and Covenants of the Company.   The Company hereby agrees and covenants to:
(a)   Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairperson of the Board, President, Chief Executive Officer, Chief Financial Officer or Secretary. In addition, except with respect to its duties under Sections 1(i), 1(j) or 1(k) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;
(b)   Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which such consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;
(c)   Pay the Trustee the fees set forth on Schedule A hereto, including an annual administration fee and transaction processing fee which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to the Company pursuant to Sections 1(i) through 1(k) hereof. The Company has previously paid the Trustee the initial acceptance fee and the first annual administration fee at the consummation of the Offering. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c), Schedule A and as may be provided in Section 2(b) hereof;
(d)   In connection with any vote of the Company’s shareholders regarding a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (the “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the general meeting verifying the vote of such shareholders regarding such Business Combination;
(e)   Provide the Representatives with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same;
(f)   Unless otherwise agreed between the Company and the Underwriters, ensure that any Instruction Letter (as defined in Exhibit A) delivered in connection with a Termination Letter in the form of Exhibit A expressly provides that the Deferred Discount is paid directly to the account or accounts directed by the Underwriters prior to any transfer of the funds held in the Trust Account to the Company or any other person; and
(g)   Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement.
3.   Limitations of Liability.   The Trustee shall have no responsibility or liability to:
(a)   Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;
(b)   Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;
(c)   Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;
(d)   Refund any depreciation in principal of any Property;

(e)   Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;
(f)   The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;
(g)   Verify the accuracy of the information contained in the Registration Statement;
(h)   Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;
(i)   File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the Company documenting the taxes payable by the Company, if any, relating to any interest income earned on the Property;
(j)   Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company, including, but not limited to, tax obligations, except pursuant to Section 1(j) hereof; or
(k)   Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to Sections 1(i), 1(j) or 1(k) hereof.
4.   Trust Account Waiver.   The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 2(b) or Section 2(c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.
5.   Successor Trustee.
If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon the Trustee’s rights and obligations under this Agreement shall cease; provided, however, that in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever.
6.   Termination.   This Agreement shall terminate as follows:
(a)   At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b); or
(b)   If the Offering is not consummated within ten (10) business days of the date of this Agreement, in which case any funds received by the Trustee from the Company or the Sponsor (or its affiliates or designees) for purposes of funding the Trust Account shall be promptly returned to the Company or the Sponsor (or its affiliates or designees), as applicable.
7.   Miscellaneous.
(a)   The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including, account names, account numbers and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.
(b)   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.
(c)   This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(j) or 1(k) hereof (which sections may not be modified, amended or deleted without the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class; provided that no such amendment will affect any Public Shareholder who has properly elected to redeem his, her or its Ordinary Shares in connection with a shareholder vote to approve an amendment to this Agreement (A) in a manner that would affect the substance or timing of the Company’s obligation to redeem one hundred percent (100%) of its public Ordinary Shares if the Company does not complete its initial Business Combination within the time frame specified in the Memorandum and Articles or (B) with respect to any other material provision relating to the rights of holders of Ordinary Shares or pre-initial Business Combination activity), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.
(d)   The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.
(e)   Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile or email transmission:
if to the Trustee, to:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Email: fwolf@continentalstock.com
Email: cgonzalez@continentalstock.com

if to the Company, to:
Nabors Energy Transition Corp. II
515 West Greens Road, Suite 1200
Houston, TX 77067
Attn: Anthony G. Petrello
Email: general.counsel@nabors.com
in each case, with copies (which shall not constitute notice) to:
Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002
Attn: Doug E. McWilliams
Scott D. Rubinsky
Email: dmcwilliams@velaw.com
Email: srubinsky@velaw.com
and
Citigroup Global Markets Inc. and Wells Fargo Securities, LLC
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attn: General Counsel
Wells Fargo Securities, LLC
500 West 33rd Street
New York, New York 10001
Attn: Equity Syndicate Department
and
White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Attn: Joel Rubinstein
Email: joel.rubinstein@whitecase.com
(f)   Each of the Company and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.
(g)   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.
(h) Each of the Company and the Trustee hereby acknowledges and agrees that the Underwriters are third-party beneficiaries of this Agreement.
(i)   Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amended and Restated Investment Management Trust Agreement as of the date first written above.
Continental Stock Transfer & Trust Company, as Trustee
By:

Name: Francis Wolf
Title:   Vice President
Nabors Energy Transition Corp. II
By:

Name: Anthony G. Petrello
Title:   President, Chief Executive Officer and Secretary
Signature Page to
Amended and Restated Investment Management Trust Agreement

SCHEDULE A
Fee Item	Time and method of payment	Amount
Trustee administration fee	Payable annually. First year fee payable at initial closing of Offering by wire transfer; thereafter, payable by wire transfer or check.	$10,000.00
Transaction processing fee for disbursements to Company under Sections 1(i), 1(j) or 1(k)	Billed to Company following disbursement made to Company under Section 1.	$250.00
Paying Agent services as required pursuant to Sections 1(i) and 1(k)	Billed to Company upon delivery of service pursuant to Sections 1(i) and 1(k).	Prevailing rates
Schedule A

Exhibit A
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:   Trust Account — Termination Letter
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2025 (as amended, the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with    (the “Target Business”) to consummate a business combination with Target Business (the “Business Combination”) on or about    . The Company shall notify you at least seventy-two (72) hours in advance of the actual date of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account and to transfer the proceeds into a segregated account held by you on behalf of the Beneficiaries (the “trust operating account”) to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust operating account awaiting distribution, the Company will not earn any interest or dividends.
On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”), (ii) the Company shall deliver to you (a) a certificate of the Chief Executive Officer of the Company, which verifies that the Business Combination has been approved by a vote of the Company’s shareholders, if a vote is held and (b) a written instruction signed by the Company with respect to the transfer of the funds held in the Trust Account, including payment of the Deferred Discount from the Trust Account (the “Instruction Letter”) and (iii) Citigroup Global Markets Inc. and Wells Fargo Securities, LLC shall deliver to you written instructions for delivery of the Deferred Discount. You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.
In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in such written instructions as soon thereafter as possible.
Exhibit A

Very truly yours,
Nabors Energy Transition Corp. II
By:

Name: Anthony G. Petrello
Title:   President, Chief Executive Officer and Secretary
cc:
Citigroup Global Markets Inc.

Wells Fargo Securities, LLC
Exhibit A

Exhibit B
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:   Trust Account — Termination Letter
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2025 (as amended, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business within the time frame specified in the Company’s second amended and restated memorandum and articles of association (the “Memorandum and Articles”), as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on [•], 2025. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Shareholders. The Company has selected       , 20[  ] as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Public Shareholders in accordance with the terms of the Trust Agreement and the Memorandum and Articles. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.
Very truly yours,
Nabors Energy Transition Corp. II
By:

Name: Anthony G. Petrello
Title:   President, Chief Executive Officer and Secretary
cc:
Citigroup Global Markets Inc.

Wells Fargo Securities, LLC
Exhibit B

Exhibit C
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:   Trust Account — Tax Payment Withdrawal Instruction
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(j) of the Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2025 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the Company $      of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:
[WIRE INSTRUCTION INFORMATION]
Very truly yours,
Nabors Energy Transition Corp. II
By:

Name: Anthony G. Petrello
Title:   President, Chief Executive Officer and Secretary
Cc:
Citigroup Global Markets Inc.

Wells Fargo Securities, LLC
Exhibit C

Exhibit D
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:   Trust Account — Shareholder Redemption Withdrawal Instruction
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(k) of the Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2025 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Shareholders of the Company $      of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
The Company needs such funds to pay its Public Shareholders who have properly elected to have their Ordinary Shares redeemed by the Company in connection with a shareholder vote to approve an amendment to the Company’s second amended and restated memorandum and articles of association (the “Memorandum and Articles”) (A) in a manner that affects the substance or timing of the Company’s obligation to redeem one hundred percent (100%) of its public Ordinary Shares if the Company has not consummated an initial Business Combination within such time as is described in the Memorandum and Articles or (B) with respect to any other material provision relating to the rights of holders of Ordinary Shares or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the redeeming Public Shareholders in accordance with your customary procedures.
Very truly yours,
Nabors Energy Transition Corp. II
By:

Name: Anthony G. Petrello
Title:   President, Chief Executive Officer and Secretary
Cc:
Citigroup Global Markets Inc.

Wells Fargo Securities, LLC
Exhibit D

Exhibit E
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:   Trust Account — Shareholder Redemption Withdrawal Instruction
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(m) of the Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (“Company”) and Continental Stock Transfer & Trust Company, dated as of [•], 2025 (as amended, the “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for one (1) additional month, from [   ] to [   ] (the “Extension”).
This Extension Letter shall serve as the notice required with respect to the Extension prior to the Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[   ], which will be wired to you, into the Trust Account investments upon receipt.
Very truly yours,
Nabors Energy Transition Corp. II
By:

Name: Anthony G. Petrello
Title:   President, Chief Executive Officer and Secretary
Cc:
Citigroup Global Markets Inc.

Wells Fargo Securities, LLC
Exhibit E

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION Nabors Energy Transition Corp. II 515 West Greens Road, Suite 1200 Houston, TX 77067 EXTRAORDINARY GENERAL MEETING OF NABORS ENERGY TRANSITION CORP. II YOUR VOTE IS IMPORTANT THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON , 2025 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated , 2025, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Nabors Energy Transition Corp. II (the “Company”) to be held at Central Time on , 2025, at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002 and via a virtual meeting, and hereby appoints Anthony G. Petrello and William Restrepo, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. (Continued and to be marked, dated and signed on reverse side) P R O X Y C A R D

Please mark vote as indicated in this example THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Proposal No. 1 — Extension Amendment Proposal — To approve by special resolution, with effect from such date as determined by the Company’s board of directors (the “Board”) in their sole discretion, an amendment and restatement of the Amended and Restated Memorandum and Articles of Association to allow the Board, without another shareholder vote, to elect to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, involving the Company and one or more businesses or entities from July 18, 2025 up to twelve times for an additional one month each time to July 18, 2026 (or within 36 months from the consummation of the Company’s initial public offering) (the “Monthly Extension Option” and such proposal, the “Extension Amendment Proposal”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, with effect from such date as may be determined by the Company’s board of directors in their sole discretion (such date being on or after the date of passing of this resolution), an amendment and restatement of the amended and restated memorandum and articles of association of the Company currently in effect by their deletion in their entity and the substitution in their place of the Second Amended and Restated Memorandum and Articles of Association annexed hereto.” A copy of the form of the proposed Second Amended and Restated Memorandum and Articles of Association is set forth in Annex A to the accompanying proxy statement. Proposal No. 2 — Trust Amendment Proposal — To approve an amendment and restatement of the Investment Management Trust Agreement, dated as of July 13, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the Monthly Extension Option (the “Trust Amendment Proposal”). A copy of the form of the proposed Amended and Restated Investment Management Trust Agreement is set forth in Annex B to the accompanying proxy statement. Proposal No. 3 — Adjournment Proposal — To approve by ordinary resolution the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal. The text of the ordinary resolution is as follows: “RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that additional time is necessary to effectuate the Monthly Extension Option or that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Amendment Proposal.” Dated:      , 2025       Signature        (Signature if held Jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, A NEW YORK CORPORATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.